UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ULURU Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ULURU Inc.
4452 Beltway Drive
Addison, Texas 75001
(214) 905-5145

April 22, 2014

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of ULURU Inc. to be held on Thursday, June 5, 2014 at 10:00 a.m., Central Daylight Time, at the offices of ULURU Inc., 4452 Beltway Drive, Addison, Texas 75001, (214) 905-5145.

Details regarding the business to be conducted, information you should consider in casting your vote and how you may vote are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with rules approved by the Securities and Exchange Commission, this year we are furnishing proxy materials to our stockholders primarily over the Internet.  As a result, we are mailing to many of our stockholders a notice instead of a paper copy of our Proxy Statement and our 2013 Annual Report.  The notice contains instructions on how to access those documents over the Internet.  The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including our Proxy Statement, our 2013 Annual Report and a proxy card or voting instruction form.  Stockholders who do not receive a notice will receive a paper copy of the proxy materials by mail.

Your vote is important.  Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible.

Thank you for your ongoing support of ULURU Inc.

Sincerely,

Kerry P. Gray
President & Chief Executive Officer

ULURU Inc.
4452 Beltway Drive
Addison, Texas 75001
(214) 905-5145

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 5, 2014

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of ULURU Inc., a Nevada corporation (the “Meeting”), will be held at the offices of ULURU Inc., 4452 Beltway Drive, Addison, TX 75001, (214) 905-5145, on June 5, 2014 at 10:00 a.m., Central Daylight Time, for the following purposes:

1.	to elect four members to the Board of Directors to hold office until the annual meeting for 2015, and until their successors are elected and qualified; and

2.	to ratify the appointment of Lane Gorman Trubitt, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3.	to approve a proposal to amend the Company’s 2006 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance; and

4.	to transact such other business as may properly come before the meeting or any adjournments thereof.

In accordance with the provisions of our bylaws, the Board of Directors has fixed the close of business on April 9, 2014, as the record date for the determination of the holders of the shares of our Common Stock entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement of the Meeting.

Information relating to the proposals described above is set forth in the accompanying Proxy Statement dated April 22, 2014.  Please carefully review the information contained in the Proxy Statement, which is incorporated into this Notice.  Our Annual Report for the fiscal year ended December 31, 2013 accompanies the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 5, 2014.

This proxy statement and our 2013 annual report to stockholders are available at our corporate website at www.uluruinc.com under “Investor Relations”.

YOUR VOTE IS IMPORTANT

You may vote on the Internet by completing the electronic voting instruction form found at www.proxyvote.com or by telephone using a touch-tone telephone and calling 1-800-690-6903. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so.  The prompt return of your proxy may save the Company additional expenses of solicitation.

By Order of the Board of Directors,

Kerry P. Gray
President & Chief Executive Officer
Addison, Texas
April 22, 2014

ULURU Inc.
4452 Beltway Drive
Addison, Texas 75001
(214) 905-5145

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 5, 2014

GENERAL INFORMATION

This Proxy Statement and proxy materials are being furnished by ULURU Inc., a Nevada corporation, to holders of its Common Stock, par value $0.001 per share (the “Common Stock”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ULURU Inc. for the 2014 annual meeting of stockholders (the “Meeting”) and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to ULURU Inc. as "ULURU," the “Company," "we," "our," or "us."

We are holding the Meeting at 10:00 a.m., Central Daylight Time, on Thursday, June 5, 2014, at the offices of ULURU Inc., 4452 Beltway Drive, Addison, Texas 75001 and invite you to attend in person.

Under rules adopted by the Securities and Exchange Commission, we provide our stockholders with the choice of accessing the 2014 annual meeting proxy materials over the Internet, rather than receiving printed copies of those materials through the mail.  In connection with this process, a Notice Regarding the Availability of Proxy Materials is being mailed to our stockholders who have not previously requested electronic access to our proxy materials or paper proxy materials.  The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares over the Internet.  The notice will also tell you how to request our proxy materials in printed form or by email, at no charge.  The notice contains a 12-digit control number that you will need to vote your shares.  Please keep the notice for your reference through the meeting date.

We anticipate that the Notice Regarding the Availability of Proxy Materials will be mailed to stockholders beginning on or about April 22, 2014.

This Proxy Statement should be read in conjunction with our Annual Report for the fiscal year ended December 31, 2013, including the financial statements and management’s discussion and analysis of financial condition and results of operations for the fiscal year ended December 31, 2013 contained therein.

VOTING INFORMATION
Record Date

You may vote all shares that you owned as of April 9, 2014, which is the record date for the Meeting.  On April 9, 2014, we had 23,588,110 common shares outstanding at the close of business.  Each common share is entitled to one vote on each matter properly brought before the Meeting.

Ownership of Shares

You may own common shares in one of the following ways:

•	directly in your name as the stockholder of record, which includes restricted stock awards issued to employees under our long-term incentive plans; or

•	indirectly through a broker, bank, trustee, or other holder of record in "street name".

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending a Notice Regarding the Availability of Proxy Materials directly to you.  As the holder of record, you have the right to vote by proxy, by telephone, by the Internet or by mail (if you request to receive your proxy materials by mail), or to vote in person at the Meeting.  If you hold your shares in street name, your broker, bank, trustee, or other holder of record is sending a Notice Regarding the Availability of Proxy Materials to you.  As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by submitting voting instructions in the manner directed by your bank, broker, trustee, or other holder of record.  Regardless of how you hold your shares, we invite you to attend the Meeting.

How to Vote

The Notice Regarding the Availability of Proxy Materials that most of our stockholders will receive will have information about Internet voting but is not permitted to include a telephonic voting number because that would enable a stockholder to vote without accessing the proxy materials online.  The telephonic voting number will be on the website where the proxy materials can be found.  For more information about voting by telephone, please see the next two sections.

Your vote is important.
We encourage you to vote promptly.  Internet and telephone voting is available through 11:59 p.m. Eastern Time on Wednesday, June 4, 2014, for all common shares. You may vote in one of the following ways:

By Telephone.
You have the option to vote your shares by telephone. In order to vote your shares by telephone, please go to www.proxyvote.com and log in using the 12-digit control number provided on your Notice Regarding the Availability of Proxy Materials.  You will be provided with a telephone number for voting at that site.  Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to vote your shares.  When you vote by telephone, you will be required to enter your 12-digit control number, so please have it available when you call.  You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes.

By Internet.
You can also vote your shares by the Internet.  The Notice Regarding the Availability of Proxy Materials indicates the website you may access for Internet voting using the 12-digit control number included in the notice.  You may vote by the Internet 24 hours a day.  As with telephone voting, you will be able to confirm that the system has properly recorded your votes.  If you hold your shares in street name, please follow the Internet voting instructions in the Notice of Internet Availability of Proxy Materials you receive from your bank, broker, trustee, or other record holder.

By Mail.
If you elect to receive your proxy materials by mail and you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you.  If you elect to receive your proxy materials by mail and you hold your shares in street name, you can vote by completing and mailing the voting instruction form provided by your bank, broker, trustee, or holder of record.

At the Meeting.
The way you vote your shares now will not limit your right to change your vote at the meeting if you attend in person.  If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the meeting.

All shares that have been properly voted and not revoked will be voted as you have directed at the Meeting.  If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Revocation of Proxies.
You can revoke your proxy at any time before your shares are voted if you: (1) submit a written revocation to our corporate secretary at the Meeting; (2) submit a timely later-dated proxy or voting instruction form if you hold shares in street name; (3) provide timely subsequent telephone or Internet voting instructions; or (4) vote in person at the Meeting.

Quorum and Required Vote

Quorum.

We will have a quorum and will be able to conduct the business of the Meeting if one-third of the shares entitled to vote are present at the Meeting, either in person or by proxy.  Abstentions and broker non-votes (assuming, in the case of broker non-votes, that the shares represented by such non-votes are voted on any other matter before the Meeting) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

Votes Required for Proposals.

For Proposal 1, directors will be elected by a plurality of shares present in person or represented by proxy at the Meeting, which means that the four individuals receiving the highest number of “For” votes will be elected directors.  Abstentions and broker non-votes will have no effect on the voting results of Proposal 1.

Proposal 2 and Proposal 3 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes against the proposal.  Abstentions and broker non-votes will have no effect on the voting results of Proposal 2 or Proposal 3.

Routine and Non-Routine Proposals.

The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine.  If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner under certain circumstances.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions.

Under the rules of the New York Stock Exchange, each of the proposals to be voted on at the Meeting, other than the ratification of auditors, is a non-routine item.  This means that brokers who do not receive voting instructions from their clients as to how to vote their shares for these items cannot exercise discretion to vote their clients' shares.  Therefore, it is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board of Directors.

Confidential Voting

We maintain the confidentiality of the votes of individual stockholders.  We do not disclose these votes to any member of management unless we must disclose them for legal reasons or in the event of a contested proxy solicitation.  However, if a stockholder writes a comment on the proxy card, we will forward the comment to management.  In reviewing the comment, management may learn how the stockholder voted.  In addition, the Inspector of Elections and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.

Multiple Stockholders Sharing the Same Address

For those stockholders requesting paper proxy materials who share a single address and would like to receive only one annual report and proxy statement at that address, please contact our corporate secretary.  This service, known as "householding," is designed to reduce our printing and postage costs.  If after signing up for householding any stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she may contact our corporate secretary at our main office.  The contact information for our corporate secretary is provided on page one under "General Information."

Cost and Method of Proxy Solicitation

We will pay the expenses of soliciting proxies.  We will be soliciting proxy by mail and internet. In addition our directors, officers or employees may solicit proxies for us in person, or by telephone, facsimile or electronic transmission for no additional compensation. We do not intend to engage a solicitation firm.

PROPOSAL 1

ELECTION OF DIRECTORS

There are currently four members of the Board with terms expiring at the Meeting, which four directors comprise the whole Board.  As a result, four directors will be elected at the Meeting.

Upon the recommendation of our Nominating and Governance Committee of the Board, the Board has nominated Jeffrey B. Davis, Kerry P. Gray, Helmut Kerschbaumer, and Klaus Kuehne for re-election as directors, whose current term will expire at the 2014 annual meeting of stockholders and when his successor is elected and qualified.  Each of Messrs. Davis, Gray, Kerschbaumer, and Kuehne has consented to serve, if elected, for a one-year term expiring at the time of the 2015 annual meeting of stockholders and when his successor is elected and qualified.  If any of the nominees shall become unable or unwilling to serve, the proxies, unless authority has been withheld as to such nominee, may be voted for the election of a substitute nominee designated by the Board, or the Board may reduce the number of directors being elected at the Meeting.  Proxies may not be voted for more than four persons.

The Board has determined that all directors, except Kerry P. Gray, our President and Chief Executive Officer, and Helmut Kerschbaumer, meet the independence requirements under the applicable NASDAQ Stock Market (“NASDAQ”) listing standards (the “Listing Standards”) and qualify as “independent directors” under those Listing Standards.

The Board recommends that you vote FOR the election of the nominees.  The persons named in the enclosed proxy card as proxies will vote as directed in the proxy card, unless the proxy card is blank with respect to Proposal No. 1, in which case the persons intend to vote for each of the nominees of the Board.

The following information, which is as of December 31, 2013, is furnished with respect to each nominee for election as a director at the Meeting.  The information presented includes information each director has given us about all positions he holds with us, his principal occupation and business experience during the past five years, and the names of other publicly-held companies of which he serves as a director.  Information about the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of March 31, 2014, appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Business and Experience of Nominees for Director

Mr. Jeffrey B. Davis

Mr. Davis has served as one of our directors since March 2006.  Since December 2007, Mr. Davis has been President and Chief Executive Officer of Access Pharmaceuticals, Inc.  Since April 1997, Mr. Davis has been President of SCO Financial Group LLC and financial principal of SCO Securities LLC, an NASD-registered broker dealer.  Prior to co-founding SCO, Mr. Davis served as Senior Vice President and Chief Financial Officer of HemaSure, Inc., a publicly traded development stage healthcare technology company.  Prior to that, Mr. Davis was Vice President, Corporate Finance, at Deutsche Bank AG and Deutsche Morgan Grenfell, both in the U.S. and Europe. Mr. Davis also served in senior marketing and product management positions at AT&T Bell Laboratories, where he was also a member of the technical staff. Prior to that, Mr. Davis was involved in marketing and product management at Philips Medical Systems North America.  Mr. Davis served previously as a Director of Bioenvision, Inc. and currently serves as a Director of Access Pharmaceuticals, Inc., a publicly traded company.  Mr. Davis holds a B.S. in Biomedical Engineering from the College of Engineering, Boston University and an M.B.A. from the Wharton School of Business, University of Pennsylvania.

As a result of these and other professional experiences and his prior service on our Board, Mr. Davis has a significant understanding of the pharmaceutical industry and possesses particular knowledge and experience in the management, accounting, and operating areas relevant to our business.  Mr. Davis’s position as the President and CEO of a public company in the pharmaceutical industry also provides the Board with valuable experience regarding compensation, corporate governance, finance and other relevant matters.  The foregoing are among the key attributes which, in the view of the Nominating Committee, qualify Mr. Davis for election to ULURU’s Board.

Mr. Kerry P. Gray

Mr. Gray has served as one of our directors since March 2006 and currently serves as the Company’s President and Chief Executive Officer.  Previously, Mr. Gray was the President and CEO of Access Pharmaceuticals, Inc. and a director of Access Pharmaceuticals, Inc. from June 1993 until May 2005.  Mr. Gray served as Chief Financial Officer of PharmaScience, Inc., a company he co-founded to acquire technologies in the drug delivery area. From May 1990 to August 1991, Mr. Gray was Senior Vice President, Americas, Australia and New Zealand for Rhone-Poulenc Rorer, Inc.  Prior to the Rhone-Poulenc Rorer merger, he had been Area Vice President Americas of Rorer International Pharmaceuticals. From 1986 to May 1988, he was Vice President, Finance of Rorer International Pharmaceuticals, having served in the same capacity at Revlon Health Care Group of companies before the acquisition by Rorer Group. Between 1975 and 1985, he held various senior financial positions with the Revlon Health Care Group.

As a result of these and other professional experiences and his service as our President and Chief Executive Officer, Mr. Gray has a comprehensive understanding of the wound care industry and our business, and possesses particular knowledge and experience in strategic planning, manufacturing and operations, and the finance areas relevant to the Company, which are among the key attributes which, in the view of the Nominating Committee, qualify Mr. Gray for election to ULURU’s Board.

Mr. Helmut Kerschbaumer

Mr. Kerschbaumer has served as one of our directors since January 2013 as a result of his appointment to serve on our Board as a designee of IPMD GmbH.  Currently, Mr. Kerschbaumer is a director of Altrazeal AG, Altrazeal Trading GmbH, and managing director of Melmed Holding AG, each being an international pharmaceutical licensing and distribution company.  Prior to co-founding IPMD GmbH in 2012, Mr. Kerschbaumer co-founded Melmed Holding AG in 1998 to acquire pharmaceutical product rights.  Mr. Kerschbaumer served as Chief Financial Officer of Meldex International PLC, a company listed on the Alternative Investment Market, from 2008 until 2009.  Prior to that, Mr. Kerschbaumer served in various capacities with Melbrosin International GmbH from 1993 until 2008 and participated in the management buy-out in 2000 and then growing revenues from Euros 2 million to Euros 23 million prior to the company’s sale in 2007 to Bioprogress PLC.  Mr. Kerschbaumer served as Chief Executive Officer of Moden Muller GmbH & Co. from 1989 until 1993.

As a result of these and other professional experiences, Mr. Kerschbaumer has a significant understanding of the pharmaceutical industry and possesses particular knowledge and experience in the management, accounting, and operating areas relevant to our business.  Mr. Kerschbaumer’s position as the Managing Director of two companies in the pharmaceutical industry with international product and distribution licenses also provides the Board with valuable experience regarding international distribution and other relevant matters.  The foregoing are among the key attributes which, in the view of the Nominating Committee, qualify Mr. Kerschbaumer for election to ULURU’s Board.

Mr. Klaus Kuehne

Mr. Kuehne has served as one of our directors since January 2013 as a result of his appointment to serve on our Board as a designee of IPMD GmbH.  Mr. Kuehne currently serves as a director of Altrazeal AG.  Prior to co-founding IPMD GmbH in 2012, Mr. Kuehne co-founded Melmed Holding AG in 1998 to acquire pharmaceutical product rights.  Mr. Kuehne served as Chief Operating Officer of Meldex International PLC, a company listed on the Alternative Investment Market, from 2008 until 2009.  Prior to that, Mr. Kuehne served in various capacities with Melbrosin International GmbH from 1998 until 2008..  Mr. Kuehne served as Senior Consultant at TSM Business Consultant and Junior Consultant at HKM Business Consultant between 1992 and 1998.  Mr. Kuehne is a graduate of the University of Hamburg Law School.

As a result of these and other professional experiences, Mr. Kuehne has a significant understanding of the pharmaceutical industry and possesses particular knowledge and experience in the management, sales and marketing, and operating areas relevant to our business.  The foregoing are among the key attributes which, in the view of the Nominating Committee, qualify Mr. Kuehne for election to ULURU’s Board.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSED NOMINESS TO THE BOARD.  THE PERSONS NAMED IN THE ENCLOSED PROXY CARD AS PROXIES WILL VOTE AS DIRECTED IN THE PROXY CARD, UNLESS THE PROXY CARD IS BLANK WITH RESPECT TO PROPOSAL NO. 1, IN WHICH CASE THE PERSONS INTEND TO VOTE FOR EACH OF THE NOMINEES OF THE BOARD.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Corporate Governance Practices and Board Independence

The Board has adopted a number of corporate governance documents, including charters for its Audit Committee, Compensation Committee and Nominating and Governance Committee, corporate governance guidelines, a code of business conduct and ethics for employees, executive officers and directors (including its principal executive officer and principal financial officer) and a whistleblower policy regarding the treatment of complaints on accounting, internal accounting controls and auditing matters.  All of these documents are available on the Company’s website at www.uluruinc.com under the heading “Investor Relations,” and a copy of any such document may be obtained, without charge, upon written request to ULURU Inc., c/o Investor Relations, 4452 Beltway Drive, Addison, Texas, 75001.

Board of Directors’ Leadership Structure and Role in Risk Oversight

Although the Board of Directors does not have a formal policy on whether the roles should be combined or separated, from our inception as ULURU Inc. in 2006 until June 2010, we had a separate Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”).  In June 2010, our board of directors determined it appropriate and efficient for Mr. Gray, our Chairman, to also serve as President and CEO, based on Mr. Gray’s extensive knowledge of our company and the pharmaceutical preparation marketplace.  The independent members of our board have named Mr. Jeffrey B. Davis our independent lead director.  Mr. Davis, as independent lead director, chairs the executive sessions of the non-management members of our board of directors, acts as a liaison with Mr. Gray and assists in developing the agendas for each board of directors meeting.  We believe that this leadership structure also provides an appropriate forum for the Board to execute its risk oversight function, which is described below.

Our Board of Directors is the central body that oversees the management of material risks at the Company.  The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing Board committees that address risks inherent in their respective areas of oversight.

The Audit Committee has the responsibility to review and discuss certain risk policies, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures, and generally provide oversight of risks related to financial reporting, accounting, credit, and liquidity.  Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.  In addition, as part of its compensation philosophy, the Compensation Committee strives to adopt compensation incentives that encourage appropriate risk-taking behavior that is consistent with the Company’s long term business strategy and objectives.  To meet its obligations under the Securities and Exchange Commission’s enhanced disclosure rules, the Company undertook a process to assess to what extent risks arising from our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.  We concluded that it is not likely that our compensation policies will have such an effect.  The Governance and Nominating Committee oversees risk management practices in its domain, including director candidate selection, governance and succession matters.  Day to day operational risks are generally handled by management, with reporting to and involvement of the Board.  With respect to strategic and enterprise risk, our Board as a whole is the level at which we address and monitor such issues, through regular interactions with the CEO and other members of senior management.

Policies for Approval of Related Party Transactions

The Audit Committee has the authority and responsibility to review and approve any proposed transactions between the Company (including its subsidiaries) and any person that is an officer, key employee, director or affiliate of the Company or any subsidiary), other than transactions related to the employment and compensation of such persons, which are reviewed and approved by the Compensation Committee.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to it. Stockholders may send written communications to the Board or individual directors to ULURU Inc., Board of Directors, c/o Chief Executive Officer, 4452 Beltway Drive, Addison, Texas, 75001. Stockholders also may send communications via email to kgray@uluruinc.com with the notation “Attention: Chief Executive Officer” in the Subject field.  All communications will be reviewed by the Chief Executive Officer of the Company, who will determine whether such communications are relevant and/or for a proper purpose and appropriate for Board review and, if applicable, submit such communications to the Board on a periodic basis.

Attendance of Directors at Annual Stockholder Meetings

Although the Company currently does not require directors to attend annual stockholder meetings, it does encourage directors to do so and welcomes their attendance.  One member of the Board, Kerry P. Gray,  attended the 2013 annual stockholder meeting held on June 13, 2013.

Nomination and Election of Directors

When seeking candidates for director, the Nominating and Governance Committee may solicit suggestions from incumbent directors, management or others.  After conducting an initial evaluation of a candidate, the committee will interview that candidate if it believes the candidate might be suitable to serve as a director.  The committee may also ask the candidate to meet with Company management. If the committee believes a candidate would be a valuable addition to the Board and there is either a vacancy on the Board or the committee believes it is in the best interests of the Company and our stockholders to increase the number of Board members to elect that candidate, it will recommend to the full Board that candidate’s election.

Although no formal diversity policy is in place, in performance of its duties the Nominating and Governance Committee believes that the backgrounds and qualifications of the Board of Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will enable the Board of Directors to fulfill its responsibilities.  Therefore, the Nominating and Governance Committee considers diversity in identifying nominees for directors.  In this regard, the Nominating and Governance Committee views diversity in a broad sense, including on the basis of business experience, public service experience, gender and ethnicity.

Before nominating a sitting director for reelection at an annual stockholder meeting, the committee will consider the director’s performance on the Board and whether the director’s reelection would be in the best interests of the Company’s stockholders and consistent with the Company’s corporate governance guidelines and the Company’s continued compliance with its contractual obligations and applicable law, rules and regulations.

The Board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to the Company and may contribute to the success of the Company’s business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of the Company’s business. When considering candidates for director, the committee takes into account a number of factors, including the following:

▪	Independence from management;
▪	Age, gender and ethnic background;
▪	Relevant business experience;
▪	Judgment, skill and integrity;
▪	Existing commitments to other businesses;
▪	Potential conflicts of interest;
▪	Corporate governance background;
▪	Financial and accounting background;
▪	Executive compensation background; and
▪	Size and composition of the existing Board.

The Nominating and Governance Committee will consider candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to ULURU Inc., c/o Investor Relations, 4452 Beltway Drive, Addison, Texas 75001 and include the following:

▪	The name and address of the stockholder and a statement that he, she or it is a stockholder of the Company and is proposing a candidate for consideration by the committee;
▪
The class and number of shares of Company Common Stock owned by the stockholder as of the Record Date for the annual stockholder meeting (if such date has been announced) and as of the date of the notice, and the length of time such stockholder has held such shares;

▪	The name, age and address of the candidate;
▪	A description of the candidate’s business and educational experience;
▪	The class and number of shares of Company Common Stock, if any, owned by the candidate, and length of time such candidate has held such shares;
▪
Information regarding each of the foregoing criteria the Board generally considers, other than the factor regarding Board size and composition, sufficient to enable the committee to evaluate the candidate;

▪	A description of any relationship between the candidate and any customer, supplier or competitor of the Company or any actual or potential conflict of interest;
▪	A description of any relationship or understanding between the stockholder and the candidate; and
▪	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

The Nominating and Governance Committee did not receive any nominations from any stockholders for the 2014 annual meeting.

Meetings of the Board and Certain Committees

The Board did not hold any formal meetings but its members acted by unanimous written consent on seven occasions during the 2013 fiscal year.  During fiscal year 2013, each director attended at least 75% of the aggregate number of the meetings (if any) of our board of directors and of the board committees on which they serve.

In addition to the meetings held by the Board and Board committees, the directors and Board committee members communicated informally to discuss the affairs of the Company and, when appropriate, took formal Board and committee action by unanimous written consent of all directors or committee members, in accordance with Nevada law, in lieu of holding formal meetings.

Board Committees

The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and an Executive Committee.

As of March 31, 2014, each committee of the Board is comprised as follows:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Executive Committee
Jeffrey B. Davis	Chair	Chair	X
Kerry P. Gray				Chair
Helmut Kerschbaumer		X	Chair
Klaus Kuehne

All members of each committee, with the exception of the Executive Committee, have been determined by the Board to be independent under applicable SEC and NASDAQ rules and regulations

The Audit Committee has the responsibility to engage the independent auditors, review and approve the audit fees, supervise matters relating to audit functions and review and set internal policies and procedure regarding audits, accounting and other financial controls.  The Board has determined that Jeffrey B. Davis meets the definition of an "Audit Committee Financial Expert", as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act, is independent under Rule 10A-3(b)(1)(ii) promulgated under the Exchange Act.  The charter of the Audit Committee is available on the Company's website at www.uluruinc.com under the heading "Investor Relations."  Our Audit Committee charter includes a requirement that the Audit Committee will be comprised of three independent directors.  Currently, the Audit Committee is comprised of only one member, Jeffrey B. Davis.  During the 2013 fiscal year, the Audit Committee held a total of four meetings, either in person or by conference call, and its members acted by unanimous written consent on two occasions.

The Compensation Committee has responsibility for approval of remuneration arrangements for executive officers of the Company, review and approval of compensation plans relating to executive officers and directors, including grants of stock options under the Company's 2006 Equity Incentive Plan (as amended to date, the “Equity Incentive Plan”) and other benefits and general review of the Company's employee compensation policies.  The charter of the Compensation Committee is available on the Company's website at www.uluruinc.com under the heading "Investor Relations."  During the 2013 fiscal year, the Compensation Committee held one meeting and its members acted by unanimous written consent on one occasion.

The Nominating and Governance Committee is responsible for, among other things, considering potential Board members, making recommendations to the full Board as to nominees for election to the Board, assessing the effectiveness of the Board and implementing the Company's corporate governance guidelines.  The charter of the Nominating and Governance Committee is available on the Company's website at www.uluruinc.com under the heading "Investor Relations."  During the 2013 fiscal year, the Nominating and Governance Committee did not hold a formal meeting but its members acted by unanimous written consent on two occasions.

The Executive Committee is responsible for, among other things, working with management with respect to strategic and operational matters.  During the 2013 fiscal year, the Executive Committee did not formally meet but it did meet informally on several occasions.

Directors and Executive Officers

The following table sets forth the Directors and executive officers of the Company along with their respective ages and positions and is as follows:

Name	Age	Position
Kerry P. Gray (1)	61	Chairman, Director, President, Chief Executive Officer
Jeffrey B. Davis (2)(3)(4)	50	Director
Helmut Kerschbaumer (3)(4)	52	Director
Klaus Kuehne	47	Director
Terrance K. Wallberg	59	Vice President, Chief Financial Officer, Secretary, Treasurer

(1)
On September 9, 2009, Mr. Gray was appointed to serve as the Company’s Chairman of the Board of Directors.  On February 15, 2010, Mr. Gray was appointed to also serve as Chairman of the Executive Committee of the Board of Directors.  On June 4, 2010, Mr. Gray was appointed to also serve as the Company’s President and Chief Executive Officer.

(2)	Member of Audit Committee.
(3)	Member of Compensation Committee.
(4)	Member of Nominating and Governance Committee.

Executive Officers

Kerry P. Gray has served as one of our directors since March 2006 and currently serves as the Company’s President and Chief Executive Officer.  Previously, Mr. Gray was the President and CEO of Access Pharmaceuticals, Inc. and a director of Access Pharmaceuticals, Inc. from June 1993 until May 2005.  Mr. Gray served as Chief Financial Officer of PharmaScience, Inc., a company he co-founded to acquire technologies in the drug delivery area. From May 1990 to August 1991, Mr. Gray was Senior Vice President, Americas, Australia and New Zealand for Rhone-Poulenc Rorer, Inc. Prior to the Rhone-Poulenc Rorer merger, he had been Area Vice President Americas of Rorer International Pharmaceuticals. From 1986 to May 1988, he was Vice President, Finance of Rorer International Pharmaceuticals, having served in the same capacity at Revlon Health Care Group of companies before the acquisition by Rorer Group. Between 1975 and 1985, he held various senior financial positions with the Revlon Health Care Group.

Terrance K. Wallberg has served as our Vice President and Chief Financial Officer since March 2006.  Mr. Wallberg is a Certified Public Accountant and possesses an extensive and diverse background with over 30 years of experience with entrepreneurial/start-up companies.  Prior to joining ULURU Inc., Mr. Wallberg was Chief Financial Officer with Alliance Hospitality Management from 2004 to 2005 and previous to that was Chief Financial Officer for DCB Investments, Inc., a Dallas, Texas based diversified real estate holding company, from 2000 to 2004.  During his five year tenure at DCB Investments, Mr. Wallberg acquired valuable experience with several successful start-up businesses and dealing with the external financial community.  Prior to DCB Investments, Mr. Wallberg spent 22 years with Metro Hotels, Inc., serving in several finance/accounting capacities and culminating his tenure as Chief Financial Officer.  Mr. Wallberg is a member of the American Society and the Texas Society of Certified Public Accountants and is a graduate of the University of Arkansas, Little Rock.

Key Employees

Daniel G. Moro has served as our Vice President - Polymer Drug Delivery since March 2006.  Previously, Mr. Moro served as Vice President - Polymer Drug Delivery at Access Pharmaceuticals, Inc. from September 2000 until October 2005.  He managed various drug delivery projects related to Hydrogel polymers.  He invented the mucoadhesive erodible drug delivery technology (OraDisc™) for the controlled administration of actives and is the co-inventor of our hydrogel nanoparticle aggregate technology.  Previously, Mr. Moro served as Vice President, Operations for a Division of National Patent Development Corporation (“NPDC”) which developed the soft contact lens.  Prior to his operational experience, Mr. Moro spent 20 years at the NPDC as a senior research scientist and invented and commercialized several technologies, including a hydrogel burn and wound dressing and a subcutaneous retrievable drug delivery implant to treat prostate cancer.  Mr. Moro has over twenty five years experience of pharmaceutical development and holds nine patents related to drug delivery applications, four of which have been commercialized.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of such securities. Directors, officers and 10% holders are required by SEC rules to furnish us with copies of all of the Section 16(a) reports they file.

Based solely on a review of reports furnished to us during the 2013 fiscal year or written representatives from our directors and executive officers, none of our directors, executive officers and 10% holders failed to file on a timely basis reports required by Section 16(a) during the 2013 fiscal year except for one Form 3 that was filed on January 22, 2013, three days late, by IPMD GmbH.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee operates under a written charter adopted by the Board and is responsible for making all compensation decisions for the Company’s executive officers including determining base salary and annual incentive compensation amounts, if any, and recommending stock option grants and other stock-based compensation under our equity incentive plans.

Dialogue with our Stockholders

In June 2013, we gave our stockholders the opportunity to approve at our annual meeting of stockholders, on an advisory basis, the annual compensation of the Company's named executive officers. At our 2013 annual meeting of stockholders, approximately 73% of our voting stockholders approved the annual compensation of the Company's named executive officers. Our Compensation Committee considered these results in connection with its analysis of our executive compensation program in making its determination of the form and amount of executive compensation awarded for 2014. For the year ended December 31, 2013, as discussed in detail below, the components of our compensation have remained unchanged from prior years and the range of salary amounts and incentive compensation awarded to our named executive officers is consistent with the prior year.

Our Chief Executive Officer and Chief Financial Officer regularly speak with our major stockholders, as well as many smaller stockholders, and have made presentations at five investor seminars in the last twelve months.  We discuss our compensation matters regularly with our stockholders, including comparisons of our compensation practices to those of our peers.  Our stockholders have continued to express support for our compensation philosophy and the components of our compensation.  As a result of our stockholders’ approval of our executive compensation in 2013, our dialogues with stockholders and our ongoing review of our compensation policies and decisions, we believe our existing executive compensation program effectively aligns the interests of our named executive officers with those of our stockholders.

At the 2013 annual meeting of stockholders, approximately 80% of our voting stockholders approved, on an advisory basis, the frequency of three years for future non-binding advisory votes for approving the compensation of our named executive officers.

Overview and Philosophy

The goals of our executive compensation program are to:

▪	provide competitive compensation that will help attract, retain and reward qualified executives, with a focus on talent from within the bio-pharmaceutical industry;

▪	align management’s interests with our success by making a portion of the executive’s compensation dependent upon corporate performance; and

▪	align management’s interests with the interests of stockholders by including long-term equity incentives.

To achieve these goals, we focus on several key points in the design of our executive compensation program.  First, retention is a very important consideration in our compensation programs, and internal promotion and retention of key executive talent has been a significant feature of our company.  We believe that retention involves two interrelated components – establishment of a working environment that provides intangible benefits to our executives and encourages longevity and overall compensation that is generally competitive within our industry and among companies of comparable size and complexity.  Augmenting compensation with a desirable working environment enables us to maintain an overall compensation program that generally provides  average overall compensation to our executive officers, as compared to companies with which we compete for talent, but still remain competitive.  Our Compensation Committee has not historically employed compensation consultants to assist it in designing our compensation programs.  Instead, we rely on our familiarity with the market and ongoing market intelligence, including occasional review of publicly available compensation information of other companies, both those with which we compete and those within our geographic labor market, to gauge the competitiveness of our compensation programs.  In particular, our Compensation Committee has considered market data from Antares Pharma, Inc., BioDelivery Sciences International, Inc., Columbia Laboratories Inc., DepoMed Inc., Derma Sciences, Inc., Durect Corp., Elite Pharmaceuticals, Inc. InSite Vision Incorporated, and OraSure Technologies, Inc. (collectively, the “Peer Group).  We use this data to help benchmark our executive compensation policies. The companies in the Peer Group were selected based upon various factors, including industry, number of employees, number and type of commercialized products, depth of drug development pipeline, annual spending on research and development activities, and market capitalization.  The companies comprising the Peer Group are periodically reviewed and updated each year.

The Committee also seeks a compensation structure that is internally consistent and provides appropriate compensation for our executives in relation to one another.  Consequently, the Compensation Committee does not focus on any particular benchmark to set executive compensation.  Instead, we believe that a successful compensation program requires the application of judgment and subjective determinations based on the consideration of a number of factors.  These factors include the following:

▪	the scope and strategic impact of the executive officer’s responsibilities, including the importance of the job function to our business;

▪	our past financial performance and future expectations;

▪	the performance and experience of each individual;

▪	past salary levels of each individual and of the officers as a group;

▪	our need for someone in a particular position; and

▪	for each executive officer, other than the Chief Executive Officer, the evaluations and recommendations of our Chief Executive Officer, in consultation with our Chief Financial Officer.

The Committee does not assign relative weights or rankings to these factors.  Our allocation of compensation between cash and equity awards, our two principal forms of compensation, is based upon our historical practice and our evaluation of the cost of equity awards, as discussed in more detail below.

Our Chief Executive Officer works closely with the Committee to maintain an open dialogue regarding the Committee’s goals, progress towards achievement of those goals and expectations for future performance.  The Chief Executive Officer updates the Committee regularly on results and compensation issues.  Our Chief Executive Officer also provides the Committee, and in particular, the Committee Chair, with recommendations regarding compensation for our executive officers other than himself.  In part because the Chief Executive Officer works closely with the Committee throughout the year, the Committee is in a position to evaluate his performance and make its own determinations regarding appropriate levels of compensation for the Chief Executive Officer.

Employee Compensation Risks

The Company’s management and the Committee have assessed the risks associated with our compensation policies and practices for all employees, including non-executive officers.  Based on the results of this assessment, we do not believe that our compensation policies and practices for all employees, including non-executive officers, create risks that are reasonably likely to have a material adverse effect on the Company.

Tax Considerations

Section 162(m) of the Internal Revenue Code limits ULURU’s tax deduction for compensation over $1,000,000 paid to the Chief Executive Officer or to certain other executive officers. Compensation that meets the requirements for qualified performance-based compensation or certain other exceptions under the Internal Revenue Code is not included in this limit.  Generally, the Compensation Committee desires to maintain the tax deductibility of compensation for executive officers to the extent it is feasible and consistent with the objectives of our compensation programs.  To that end, our Equity Incentive Plan and Incentive Bonus Plan were designed to meet the requirements so that grants and annual incentive bonuses under those plans will be performance-based compensation for Section 162(m) purposes.  However, in part because the compensation of the executive officers is well below the $1,000,000 threshold, the Board of Directors has not set performance targets in recent years (including the current year).  Accordingly, awards under the Incentive Bonus Plan do not currently qualify as performance-based compensation under Section 162(m).

Components of Executive Compensation

Our executive compensation program consists of base salary, an annual incentive bonus program, and long-term equity incentives in the form of stock options and restricted stock grants.  Executive officers also are eligible to participate in certain benefit programs that are generally available to all of our employees, such as medical insurance programs, life insurance programs and our 401(k) plan.  The Compensation Committee of our Board of Directors oversees our executive compensation program.

As discussed further below in the section of this Proxy Statement entitled “Employment, Severance and Change in Control Agreements”, our Chief Executive Officer, Kerry P. Gray, was compensated during 2013, and to February 2014 pursuant to the terms of a Separation Agreement and pursuant to an agreement with the Company with respect to his service as Chairman of the Executive Committee of our Board of Directors.  Mr. Gray received no base salary in 2013 and 2012 in his capacity as Chief Executive Officer and does not currently receive any base salary from the Company in such capacity.  The Compensation Committee may meet subsequent to the distribution of this Proxy Statement to evaluate the compensation of Mr. Gray, which may include base salary, annual bonus, restricted stock awards, stock option awards, and director fees, to be paid in 2014.

Base Salary

Base salaries are the most basic form of compensation and are integral to any competitive employment arrangement.  At the beginning of each fiscal year, the Compensation Committee establishes an annual base salary for our executive officers based on recommendations made by our Chief Executive Officer as to all such executive officers other than himself, in consultation with our Chief Financial Officer.  Consistent with our compensation objectives and philosophy described above, the Compensation Committee attempts to set base salary compensation, and adjust it when warranted, based on company financial performance, the individual’s position and responsibility within our company and performance in that position, the importance of the executive’s position to our business, and the compensation of other executive officers of ULURU with comparable qualifications, experience and responsibilities.  The Committee also generally takes into account its perceived range of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies with which we compete for executive talent including but not limited to our Peer Group.  The Committee also reviews historical salary information for each of the executive officers as part of its analysis in setting base salary structures. The Committee uses this information to review historical progression of each executive officer’s compensation and to identify variations in compensation levels among the executive officers.

Effective March 2014, the Compensation Committee has determined that Mr. Gray will receive no base salary in 2014 in his capacity as Chief Executive Officer and to maintain the current existing annual base salaries for Terrance K. Wallberg, our Chief Financial Officer, and Daniel G. Moro, our Vice President – Polymer Drug Delivery, in 2014 as the Company strives to improve financial performance during 2014.

The base salary rates for 2014 and 2013 are as follows:

Named Executive Officers & Key Employee	2014 Salary	2013 Salary	% Increase
Kerry P. Gray (1)(2)	$210,000	$210,000	0.0%
Terrance K. Wallberg (3)	$200,000	$200,000	0.0%
Daniel G. Moro (4)	$175,000	$175,000	0.0%

(1)
For 2014, Mr. Gray will receive total compensation of $235,000 which is comprised of $25,000 earned pursuant to the Separation Agreement and $210,000 for his duties as Chairman of the Executive Committee of the Company’s Board of Directors.

(2)
During 2013, Mr. Gray earned compensation of $360,000 which was comprised of $150,000 pursuant to the Separation Agreement and $210,000 for his duties as Chairman of the Executive Committee of the Company’s Board of Directors.  As part of a plan to conserve the Company’s cash and financial resources during 2013, Mr. Gray temporarily deferred $221,500 of earned compensation which consisted of $11,500 earned pursuant to a Separation Agreement and $210,000 for his duties as Chairman of the Executive Committee of the Company’s Board of Directors.  During 2013, Mr. Gray was also repaid $312,500 of temporarily deferred compensation from prior years, of which $300,000 was used by Mr. Gray for funding required for certain equity purchases of the Company’s Common Stock.  During 2012, Mr. Gray earned compensation of $360,000 which was comprised of $150,000 pursuant to the Separation Agreement and $210,000 for his duties as Chairman of the Executive Committee of the Company’s Board of Directors.  As part of a plan to conserve the Company’s cash and financial resources during 2012, Mr. Gray temporarily deferred $220,673 of earned compensation thereby receiving cash compensation of $139,327 for the year.

(3)
During 2013, Mr. Wallberg earned salary compensation of $200,000 for his duties as Vice President and Chief Financial Officer.  During 2013, Mr. Wallberg was also repaid $35,769 of temporarily deferred compensation from prior years, of which $30,000 was used by Mr. Wallberg for funding required for certain equity purchases of the Company’s Common Stock.  During 2012, Mr. Wallberg earned salary compensation of $200,000 for his duties as Vice President and Chief Financial Officer.  As part of a plan to conserve the Company’s cash and financial resources during 2012, Mr. Wallberg temporarily deferred $24,231 of salary compensation thereby receiving cash compensation of $175,769 for the year.

(4)
During 2013, Mr. Moro earned salary compensation of $175,000 for his duties as Vice President–Polymer Drug Delivery.  During 2013, Mr. Moro was also repaid $20,000 of temporarily deferred compensation from prior years, of which $20,000 was used by Mr. Moro for funding required for certain equity purchases of the Company’s Common Stock.  During 2012, Mr. Moro earned salary compensation of $175,000 for his duties as Vice President–Polymer Drug Delivery.  As part of a plan to conserve the Company’s cash and financial resources during 2012, Mr. Moro temporarily deferred $21,202 of salary compensation thereby receiving cash compensation of $153,798 for the year.

Annual Bonus

In the past, we have provided annual bonuses under our Incentive Bonus Plan, which is designed to motivate and reward executives for their contribution to the company’s performance during the fiscal year.  A portion of the total cash compensation that our executive officers and key employee could receive each year may be paid through this program, and thus is dependent upon our corporate performance and individual performance.

Although the Company has in the past identified specific measurable performance objectives in connection with its Incentive Bonus Plan, the Compensation Committee now evaluates performance at the end of each fiscal year on a subjective basis and determines to award, or not award,  an incentive bonus.  Factors considered by the Compensation Committee include the Company’s revenue, operating expense, product development, business development and available cash.

To date, the Compensation Committee has not determined to provide annual bonuses to any employees related to performance in 2013.

Set forth below with respect to the named executive officers and key employee is information on the maximum bonus anticipated by their employment agreement, if any, and the actual bonus paid with respect to the 2013 fiscal year.

Named Executive Officers & Key Employee	Target Bonus Level (1)	2013 Bonus		Percentage of 2013 Base Salary
Kerry P. Gray (2)	n/a	$	---	0.0%
Terrance K. Wallberg	30%	$	---	0.0%
Daniel G. Moro	30%	$	---	0.0%

(1)	As a percentage of base salary, which is $200,000 for Terrance K. Wallberg and $175,000 for Daniel G. Moro. Bonuses are typically paid 50% in cash and 50% in stock.
(2)	During 2013, Mr. Gray did not participate in the Company’s Incentive Bonus Plan.

Restricted Stock Awards

As part of our Incentive Bonus Plan, executive officers and key employee are eligible to receive stock awards in an amount to equal to the annual cash bonus.  The Compensation Committee believes that restricted stock awards can be a valuable tool in linking the personal interest of our executives to those of our stockholders.  Moreover, the vesting component of the restricted stock awards provides a valuable retention tool, and retention is a significant consideration in making these awards.

To date, the Compensation Committee has not provided awards of restricted stock to any employees related to 2013 performance.

Stock Options

Executive officers and key employee are also eligible to receive grants of stock option awards under our Equity Incentive Plan, which is described in the narrative following the Summary Compensation Table.  Typically, we have granted stock options every year because these awards are consistent with our compensation goals of aligning executives’ interests with those of our stockholders in the long term, and because these grants are a standard form of compensation among the companies with which we compete for executive talent including but not limited to our Peer Group. The Compensation Committee believes that stock option awards can be an especially valuable tool in linking the personal interests of executives to those of our stockholders, because executives’ compensation under these awards is directly linked to our stock price. These awards give executive officers a significant, long-term interest in the company’s success.  In addition, they can provide beneficial tax treatment that executives’ value. Moreover, the vesting component of our stock option awards provides a valuable retention tool, and retention is a significant consideration in making these awards.

To date, the Compensation Committee has not granted any stock option awards to any of the Company’s employees in 2014 (relating to performance in 2013).  The Compensation Committee may meet subsequent to the distribution of this Proxy Statement to determine the stock option awards, if any, to be granted to Company employees in 2014 (relating to 2013 performance).

On March 20, 2013, the Board approved stock option grants to Messrs. Gray, Wallberg, and Moro to purchase shares of Common Stock of 250,000, 90,000, and 82,500, respectively, with an exercise price of $0.33 per share and an expiration date of March 20, 2023.

The stock option grant issued to Mr. Gray became exercisable with respect to 100,000 shares of the Company’s Common Stock on March 20, 2013 and will become exercisable with respect to an additional 150,000 shares of the Company’s Common Stock over a three year period with the vesting of such additional shares of the Company’s Common Stock being determined every nine months upon a review and evaluation by the Company’s Compensation Committee of Mr. Gray’s contribution to the progress of the Company’s business plan.  The Compensation Committee has delayed their initial review and evaluation of Mr. Gray’s contributions to the Company’s business plan until no later than September 2014.

The stock option grant issued to Mr. Wallberg became exercisable with respect to 15,000 shares of the Company’s Common Stock on March 20, 2013 and will become exercisable with respect to an additional 75,000 shares of the Company’s Common Stock over a three year period with the vesting of such additional shares of the Company’s Common Stock being determined every nine months upon a review and evaluation by the Company’s Compensation Committee of Mr. Wallberg’s contribution to the progress of the Company’s business plan.  The Compensation Committee has delayed their initial review and evaluation of Mr. Wallberg’s contributions to the Company’s business plan until no later than September 2014.

The stock option grant issued to Mr. Moro became exercisable with respect to 7,500 shares of the Company’s Common Stock on March 20, 2013 and will become exercisable with respect to an additional 75,000 shares of the Company’s Common Stock over a three year period with the vesting of such additional shares of the Company’s Common Stock being determined every nine months upon a review and evaluation by the Company’s Compensation Committee of Mr. Moro’s contribution to the progress of the Company’s business plan.  The Compensation Committee has delayed their initial review and evaluation of Mr. Moro’s contributions to the Company’s business plan until no later than September 2014.

Other Compensation and Personal Benefits

We maintain general broad-based employee benefit plans in which our executives participate, such as health insurance plans, life insurance, and a 401(k) plan.  These benefits are provided as part of the basic conditions of employment for all of our employees. In addition, we believe that providing these basic benefits is necessary for us to attract and retain high-level executives working in our industry and in our geographic area.  We believe that these benefits substantially enhance employee morale and performance.  Our benefit plans may change over time as the Compensation Committee determines appropriate.

The Company’s 401(k) plan permits a contribution of up to 4% of salary to our 401(k) plan and we match 100% of such contribution, subject to limitations established by law.  Participation in the Company’s 401(k) plan and receipt of matching contributions is available to all full-time employees.  We consider the matching contribution feature to be an important aspect of our compensation program because it is our only retirement program for our named executive officers and key employee.

Retirement Benefits

Our executive officers and key employee do not participate in any defined benefit retirement plans such as a pension plan.  We do not have any deferred compensation programs.  As noted above, our executive officers and key employee are eligible for our 401(k) plan, and we match those contributions as described immediately above in “Other Compensation and Personal Benefits”.

Compensation Committee Report

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by us under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Jeffrey B. Davis, Chairman
Helmut Kerschbaumer

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2013 and December 31, 2012, the total compensation earned by or paid to our Chief Executive Officer and Chief Financial Officer, who are our named executive officers, and, due to the absence of additional executive officers, our most highly compensated key employee as of December 31, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)

Kerry P. Gray (1)	2013	210,000	---	---	15,758	---	150,000	375,758
President & Chief Executive Officer	2012	210,000	---	---	---	---	150,000	360,000

Terrance K. Wallberg (2)	2013	200,000	---	---	5,673	---	10,759	216,432
Vice President & Chief Financial Officer	2012	200,000	---	---	---	---	8,322	208,322

Daniel G. Moro (3)	2013	175,000	---	---	5,201	---	8,758	188,959
Vice President – Polymer Drug Delivery	2012	175,000	---	---	---	---	8,029	183,029

(1)
During 2013, Mr. Gray earned compensation of $360,000 which was comprised of $150,000 pursuant to the Separation Agreement and $210,000 for his duties as Chairman of the Executive Committee of the Company’s Board of Directors.  As part of a plan to conserve the Company’s cash and financial resources during 2013, Mr. Gray temporarily deferred $221,500 of earned compensation which consisted of $11,500 pursuant to a Separation Agreement and $210,000 for his duties as Chairman of the Executive Committee of the Company’s Board of Directors.  During 2013, Mr. Gray was also repaid $312,500 of temporarily deferred compensation from prior years, of which $300,000 was used by Mr. Gray for funding required for certain equity purchases of the Company’s Common Stock.  During 2012, Mr. Gray earned compensation of $360,000 which was comprised of $150,000 pursuant to the Separation Agreement and $210,000 for his duties as Chairman of the Executive Committee of the Company’s Board of Directors.  As part of a plan to conserve the Company’s cash and financial resources during 2012, Mr. Gray temporarily deferred $220,673 of earned compensation thereby receiving cash compensation of $139,327 for the year.

(2)
During 2013, Mr. Wallberg earned salary compensation of $200,000 for his duties as Vice President and Chief Financial Officer.  During 2013, Mr. Wallberg was also repaid $35,769 of temporarily deferred compensation from prior years, of which $30,000 was used by Mr. Wallberg for funding required for certain equity purchases of the Company’s Common Stock.  During 2012, Mr. Wallberg earned salary compensation of $200,000 for his duties as Vice President and Chief Financial Officer.  As part of a plan to conserve the Company’s cash and financial resources during 2012, Mr. Wallberg temporarily deferred $24,231 of salary compensation thereby receiving cash compensation of $175,769 for the year.

(3)
During 2013, Mr. Moro earned salary compensation of $175,000 for his duties as Vice President–Polymer Drug Delivery.  During 2013, Mr. Moro was also repaid $20,000 of temporarily deferred compensation from prior years, of which $20,000 was used by Mr. Moro for funding required for certain equity purchases of the Company’s Common Stock.  During 2012, Mr. Moro earned salary compensation of $175,000 for his duties as Vice President–Polymer Drug Delivery.  As part of a plan to conserve the Company’s cash and financial resources during 2012, Mr. Moro temporarily deferred $21,202 of salary compensation thereby receiving cash compensation of $153,798 for the year.

(4)
The amounts shown do not reflect compensation actually received by our named executive officers and key employee or the actual value that may be recognized by our named executive officers and key employee with respect to these awards in the future.  Instead, the amounts in this column represent the Black-Scholes fair value of options that we recorded as expense in 2013.  During 2013, we granted stock option awards to Messrs. Gray, Wallberg, and Moro to purchase 250,000, 90,000, and 82,500 shares of Common Stock, respectively.  The fair value on the date of grant for the stock option awards to Messrs. Gray, Wallberg, and Moro was $60,336, $21,721, and $19,911, respectively.  For a description of the assumptions used to determine the fair value of options recorded as expense in 2013 and the grant date fair value of options granted in 2013, see Note 16 to our Consolidated Financial Statement in our Annual Report on Form 10-K for the year ended December 31, 2013, except that, as required by SEC regulations, the amounts included herein do not reflect any assumed forfeitures. During 2012, we did not award any stock options to our named executive officers and key employee.

(5)	All Other Compensation includes the following:

Name	Fiscal Year	401(k) Matching Contributions	Life and Disability Insurance	Separation Agreement	Other	Total
Kerry P. Gray	2013	---	---	$150,000	---	$150,000
Terrance K. Wallberg	2013	$9,431	$968	---	$360	$10,759
Daniel G. Moro	2013	$7,000	$1,561	---	$197	$8,758

Kerry P. Gray	2012	---	---	$150,000	---	$150,000
Terrance K. Wallberg	2012	$7,031	$931	---	$360	$8,322
Daniel G. Moro	2012	$6,152	$1,554	---	$323	$8,029

Grants of Plan Based Awards During Fiscal Year 2013

The following table sets forth information regarding grants of stock options and grants of restricted stock awards under the Company’s Equity Incentive Plan and under the Company’s Incentive Bonus Plan during 2013 to named executive officers and key employee at the discretion of the Compensation Committee.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock on Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Kerry P. Gray (4)	n/a	n/a	n/a	n/a	---	---	---	---
	03/20/13	---	---	---	---	250,000	$0.33	$60,336

Terrance K. Wallberg	n/a	$-0-	$60,000	$120,000	---	---	---	---
	03/20/13	---	---	---	---	90,000	$0.33	$21,721

Daniel G. Moro	n/a	$-0-	$52,500	$105,000	---	---	---	---
	03/20/13	---	---	---	---	82,500	$0.33	$19,911

(1)
The amounts shown reflect the range of possible bonuses payable in accordance with the Bonus Incentive Plan previously established by our Compensation Committee for our named executive officers and key employee.  The amounts shown in the “threshold” column reflect the lowest amount payable under the plan in the event our Compensation Committee determined that no corporate or individual goals were met by the individual with respect to the year ended December 31, 2013.  The amounts shown in each of the “target” and “maximum” columns reflect the amount payable under the plan with respect to each of the named executive officers and key employee for services rendered during the year ended December 31, 2013.  For 2013, the “target” bonus percentage for Mr. Wallberg and Mr. Moro was 30% of base salary.  The “maximum” bonus awards are capped at 200% of the “target” award opportunity.

(2)
Stock option awards granted in 2013 will become exercisable over a three year period with the vesting being determined every nine months upon a review and evaluation by the Company’s Compensation Committee of each employee’s contribution to the progress of the Company’s business plan. The stock option awards expire ten years from the date of grant

(3)
Reflects the grant date fair value of each equity award in accordance with ASC Topic 718.  Assumptions used in the calculation of these amounts are included in Note 16 to our Consolidated Financial Statement in our Annual Report on Form 10-K for the year ended December 31, 2013.

(4)	During 2013, Mr. Gray did not participate in the Company’s Incentive Bonus Plan.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table sets forth information regarding grants of stock options and grants of unvested restricted stock awards held by the named executive officers and key employee at December 31, 2013.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price per Share ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Kerry P. Gray	03/20/13	100,000	150,000	$0.33	03/20/2023	---	---

Terrance K. Wallberg	12/06/06	13,334	---	$14.25	12/06/2016	---	---
	02/12/08	5,334	---	$34.65	02/12/2018	---	---
	03/20/13	15,000	75,000	$0.33	03/20/2023	---	---

Daniel G. Moro	12/06/06	13,334	---	$14.25	12/06/2016	---	---
	02/12/08	5,334	---	$34.65	02/12/2018	---	---
	03/20/13	7,500	75,000	$0.33	03/20/2023	---	---

(1)
The unvested portion of stock option awards granted in 2013 will become exercisable over a three year period with the vesting being determined every nine months upon a review and evaluation by the Company’s Compensation Committee of each employee’s contribution to the progress of the Company’s business plan.  The Compensation Committee has delayed their initial review and evaluation of each employee’s contribution to the Company’s business plan until no later than September 2014.  The stock option awards expire ten years from the date of grant.   All other options are fully vested.

Option Exercises and Stock Vested in 2013

During 2013, there were no option exercises and no vesting of restricted stock awards for each of our named executive officers and key employee.

Employment, Severance and Change in Control Agreements

Chief Executive Officer

Kerry P. Gray

On March 9, 2009, Mr. Gray resigned as the Company’s President and Chief Executive Officer and entered into a Separation Agreement with the Company.  After such resignation, Mr. Gray continued to serve as a Director for the Company.  On September 9, 2009, Mr. Gray was appointed to serve as the Company’s Chairman of the Board of Directors.  On February 15, 2010, Mr. Gray was appointed to also serve as Chairman of the Executive Committee of the Board of Directors.  On June 4, 2010, Mr. Gray was appointed to also serve as the Company’s President and Chief Executive Officer.

Effective March 2014, Mr. Gray is eligible to receive the following:

▪	annual compensation of $210,000 as Chairman of the Executive Committee of the Board; and
▪	stock options and restricted stock at the discretion of our Board.

During 2013, Mr. Gray earned compensation of $360,000 which was comprised of $150,000 pursuant to a Separation Agreement (which subsequently expired on February 2014) and $210,000 for his duties as Chairman of the Executive Committee of the Company’s Board of Directors.  As part of a plan to conserve the Company’s cash and financial resources during 2013, Mr. Gray temporarily deferred $221,500 of earned compensation which consisted of $11,500 pursuant to the Separation Agreement and $210,000 for his duties as Chairman of the Executive Committee of the Company’s Board of Directors.  During 2013, Mr. Gray was also repaid $312,500 of temporarily deferred compensation from prior years, of which $300,000 was used by Mr. Gray for funding required for certain equity purchases of the Company’s Common Stock.  During 2013, Mr. Gray did not participate in the Company’s Incentive Bonus Plan.

During 2013, the Company granted stock option awards to Mr. Gray to purchase 250,000 shares of Common Stock with an exercise price of $0.33 per share.  The stock option grant issued to Mr. Gray became exercisable with respect to 100,000 shares of Common Stock on March 20, 2013 and will become exercisable with respect to an additional 150,000 shares of Common Stock over a three year period with the vesting of such additional shares of Common Stock being determined every nine months upon a review and evaluation by the Company’s Compensation Committee of Mr. Gray’s contribution to the progress of the Company’s business plan.  The Compensation Committee has delayed their initial review and evaluation of Mr. Gray’s contributions to the Company’s business plan until no later than September 2014.  The stock option award expires ten years from the date of grant.

Mr. Gray’s services to the Company are not covered by an employment agreement.  The Company has no contractual obligation to Mr. Gray related to employment, severance, or change in control.

Named Executive Officer and Key Employee

Terrance K. Wallberg

Mr. Wallberg has served as our Vice President and Chief Financial Officer since March 2006.  The Compensation Committee has determined to maintain the current existing annual base salary for Mr. Wallberg at $200,000 during 2014.

During 2013, Mr. Wallberg earned salary compensation of $200,000 for his duties as Vice President and Chief Financial Officer.  During 2013, Mr. Wallberg was also repaid $35,769 of temporarily deferred compensation from prior years, of which $30,000 was used by Mr. Wallberg for funding required for certain equity purchases of the Company’s Common Stock.

Mr. Wallberg is eligible to participate in all of our employee benefits programs available to executives.  Mr. Wallberg is also eligible to receive:

▪
a bonus payable in cash and Common Stock, with a target bonus of 30% of his base salary and a maximum bonus of 60% of his base salary, related to the attainment of reasonable performance goals specified by our Board (provided that since the Board has not specified performance goals, such bonus will be granted, or not granted, on a discretionary basis); and

▪	stock options and restricted stock at the discretion of our Board.

During 2013, the Company granted stock option awards to Mr. Wallberg to purchase 90,000 shares of Common Stock with an exercise price of $0.33 per share.  The stock option grant issued to Mr. Wallberg became exercisable with respect to 15,000 shares of Common Stock on March 20, 2013 and will become exercisable with respect to an additional 75,000 shares of Common Stock over a three year period with the vesting of such additional shares of Common Stock being determined every nine months upon a review and evaluation by the Company’s Compensation Committee of Mr. Wallberg’s contribution to the progress of the Company’s business plan.  The Compensation Committee has delayed their initial review and evaluation of Mr. Wallberg’s contributions to the Company’s business plan until no later than September 2014.  The stock option award expires ten years from the date of grant.

Mr. Wallberg is not party to an executive employment agreement but is party to our standard employee agreements that contain non-solicitation, confidentiality and non-competition covenants, and a requirement for the assignment of certain invention and intellectual property rights to the Company.  The Company has no contractual obligation to Mr. Wallberg related to employment, severance, or change in control.

Daniel G. Moro

Mr. Moro has served as our Vice President-Polymer Drug Delivery since March 2006.  The Compensation Committee has determined to maintain the current existing annual base salary for Mr. Moro at $175,000 during 2014.

During 2013, Mr. Moro earned salary compensation of $175,000 for his duties as Vice President–Polymer Drug Delivery.  During 2013, Mr. Moro was also repaid $20,000 of temporarily deferred compensation from prior years, of which $20,000 was used by Mr. Moro for funding required for certain equity purchases of the Company’s Common Stock.

During 2012, Mr. Moro earned salary compensation of $175,000 for his duties as Vice President–Polymer Drug Delivery.  As part of a plan to conserve the Company’s cash and financial resources during 2012, Mr. Moro temporarily deferred $21,202 of salary compensation thereby receiving cash compensation of $153,798 for the year.  During 2011, Mr. Moro also temporarily deferred $15,986 of salary compensation.

Mr. Moro is eligible to participate in all of our employee benefits programs available to executives.  Mr. Moro is also eligible to receive:

▪
a bonus payable in cash and Common Stock, with a target bonus of 30% of his base salary and a maximum bonus of 60% of his base salary, related to the attainment of reasonable performance goals specified by our Board (provided that since the Board has not specified performance goals, such bonus will be granted, or not granted, on a discretionary basis);

▪	stock options and restricted stock at the discretion of our Board.

During 2013, the Company granted stock option awards to Mr. Moro to purchase 82,500 shares of Common Stock with an exercise price of $0.33 per share.  The stock option grant issued to Mr. Moro became exercisable with respect to 7,500 shares of Common Stock on March 20, 2013 and will become exercisable with respect to an additional 75,000 shares of Common Stock over a three year period with the vesting of such additional shares of Common Stock being determined every nine months upon a review and evaluation by the Company’s Compensation Committee of Mr. Gray’s contribution to the progress of the Company’s business plan.  The Compensation Committee has delayed their initial review and evaluation of Mr. Moro’s contributions to the Company’s business plan until no later than September 2014.  The stock option award expires ten years from the date of grant.

Mr. Moro is not party to an executive employment agreement but is party to our standard employee agreements that contain non-solicitation, confidentiality and non-competition covenants, and a requirement for the assignment of certain invention and intellectual property rights to the Company.  The Company has no contractual obligation to Mr. Moro related to employment, severance, or change in control.

Potential Payments upon Termination

The following table describes the potential payments upon termination of employment of our named executive officers and key employee by the Company as of March 31, 2014.

Name	Severance Payment Upon Termination (1)		Deferred Compensation (2)		Vested Paid Time Off Benefits (3)		Total
Kerry P. Gray	$	---		$184,986	$	---	$184,986
Terrance K. Wallberg		$16,667		$25,000		$20,577	$62,244
Daniel G. Moro		$14,583	$	---		$(6,563)	$8,020

(1)	Represents one month salary based on base salary as of March 31, 2014.
(2)
During the years of 2013, 2012, and 2011, Messrs. Gray, Wallberg, and Moro temporarily deferred certain portions of their compensation.  As of March 31, 2014, Messrs. Gray, Wallberg, and Moro are owed $184,986, $25,000, and nil, respectively.

(3)	The Company maintains a paid-time-off benefit plan in lieu of vacation/holiday/sick benefits. The Table includes vested and unpaid/(advanced) benefits as of March 31, 2014.

Uluru 401(k) Plan

We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees.  The plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code.  The plan provides that each participant may contribute up to the statutory limit, which was $17,500 and $17,000 for calendar years 2013 and 2012, respectively.  Participants who are 50 years or older can also make additional "catch-up" contributions over and above the statutory limit, which was $5,500 for calendar years 2013 and 2012, respectively.  Under the plan, each participant is fully vested in his or her deferred salary contributions, including any matching contributions by us, when contributed.  Participant contributions are held and invested by the participants in the plan's investment options. The plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule.  In 2013 and 2012, we matched 100% of participant contributions up to the first four percent of eligible compensation.  We intend to match participant contributions at the same levels in 2014.  The Company incurs the administrative costs of our 401(k) plan.

Equity Incentive Plan Information

Information on our Equity Incentive Plan is contained in Proposal 3 PROPOSED AMENDMENT TO THE COMPANY’S 2006 INCENTIVE PLAN.

Certain Relationships and Related Transactions

Employment and Separation Agreements

As of December 31, 2013, we are no longer party to employment agreements with our Vice President and Chief Financial Officer, Terrance K. Wallberg, and Daniel G. Moro, Vice President – Polymer Drug Delivery.  Each of Messrs. Wallberg and Moro continues to be employed by the Company on an “at-will” basis with the same base salary and are eligible to participate in Company provided benefit programs, bonus programs, and equity incentive plans to include stock options and stock grants.  They continue to be party to agreements that contain non-solicitation, confidentiality and non-competition covenants, and a requirement for the assignment of certain invention and intellectual property rights to the Company.

As of February 28, 2014, we are no longer party to a separation agreement with our President and Chief Executive Officer, Kerry P. Gray.  Mr. Gray continues to be employed by the Company on at “at-will” basis and such employment is disclosed above in the management compensation section.

Indemnification Agreements

In the normal course of business, we enter into contracts and agreements that contain a variety of representations and warranties and provide for general indemnifications. Our exposure under these agreements is unknown because it involves claims that may be made against us in the future, but have not yet been made. To date, we have not paid any claims or been required to defend any action related to our indemnification obligations. However, we may record charges in the future as a result of these indemnification obligations.

In accordance with our restated articles of incorporation and our amended and restated bylaws, we have indemnification obligations to our officers and directors for certain events or occurrences, subject to certain limits, while they are serving at our request in their respective capacities. There have been no claims to date and we have a director and officer insurance policy that enables us to recover a portion of any amounts paid for future potential claims. We have also entered into contractual indemnification agreements with each of our officers and directors.

Common Stock Transactions with Related Persons

March 2013 Offering

On March 14, 2013, we entered into a Securities Purchase Agreement (the “March SPA”) with Kerry P. Gray, the Company’s Chairman, President, and Chief Executive Officer and Terrance K. Wallberg, the Company’s Vice President and Chief Financial Officer (collectively, the “Investors”) relating to an equity investment of $440,000 by the Investors for 1,100,000 shares of our Common Stock (the “March Shares”) and warrants to purchase up to 660,000 shares of our Common Stock (the “March Warrants”) (the “March 2013 Offering”).  Under the March SPA, the purchase and sale of the March Shares and March Warrants will take place at four closings over twelve months, with $88,000 being funded at the initial closing under the March SPA, $110,000 being funded on the four-month anniversary of the initial closing, $132,000 being funded on the eight-month anniversary of the initial closing, and $110,000 being funded on the one-year anniversary of the initial closing.  The March Warrants have a fixed exercise price of $0.60 per share, become exercisable in tranches on each of the four funding dates, and expire on the five-year anniversary of the initial closing.  On March 14, 2013, we closed the March 2013 Offering and received the initial funding tranche of $88,000 for the purchase of 220,000 shares of our Common Stock.  We received subsequent funding tranches of $110,000, $132,000, and $110,000 for the purchase of 275,000, 330,000, and 275,000 shares of our Common Stock on July 15, 2013, November 14, 2013, and March 14, 2014, respectively.

January 2013 Offering

On December 21, 2012, we entered into a Securities Purchase Agreement (the “SPA”) with IPMD GmbH (“IPMD”) relating to an equity investment of $2,000,000 by IPMD for 5,000,000 shares of our Common Stock, par value $0.001 per share (the “Shares”) and warrants to purchase up to 3,000,000 shares of our Common Stock (the “Warrants”) (the “January 2013 Offering”).  Under the SPA, the purchase and sale of the Shares and Warrants will take place at four closings over the next twelve months, with $400,000 being funded at the initial closing under the SPA, $500,000 being funded on the four-month anniversary of the initial closing, $600,000 being funded on the eight-month anniversary of the initial closing, and $500,000 being funded on the one-year anniversary of the initial closing.  The Warrants have a fixed exercise price of $0.60 per share, become exercisable in tranches on each of the four funding dates, and expire on the one-year anniversary of the initial closing.  On January 3, 2013, we closed the January 2013 Offering and received the initial funding tranche of $400,000 for the purchase of 1,000,000 shares of our Common Stock.  We received subsequent funding tranches of $500,000, $300,000, $300,000, and $500,000 for the purchase of 1,250,000, 750,000, 750,000, and 1,250,000 shares of our Common Stock on May 7, 2013, September 6, 2013, October 24, 2013, and January 6, 2014 respectively.

In the SPA, we also agree to appoint up to two directors nominated by IPMD to serve on our Board of Directors.  On January 17, 2013, the Board of Directors of the Company appointed Helmut Kerschbaumer and Klaus Kuehne to each serve as a director of the Company.  Messrs. Kerschbaumer and Kuehne are the designees of IPMD to serve on the Company’s Board of Directors pursuant to covenants in the SPA with IPMD.

On January 3, 2014, the Warrants vested with respect to 3,000,000 shares of our Common Stock and were exercised by IPMD on that date pursuant to a Notice of Exercise, accepted by the Company, that provided for the issuance of 750,000 shares of Common Stock on each of January 31, 2014, February 28, 2014, March 31, 2014, and April 30, 2014 in exchange for the payment of $450,000 on each such date.

On January 31, 2014, IPMD entered into an Assignment Agreement (the “Assignment Agreement”) with The Punch Trust (“TPT”) and Michael I. Sacks (“Sacks”) pursuant to which IPMD assigned to TPT and Sacks its rights and interests to purchase up to 3,000,000 shares of our Common Stock as detailed in the Warrants and the Notice of Exercise.  Neither TPT nor Sacks paid any monetary consideration to IPMD in connection with the assignments under the Assignment Agreement.

Concurrent with the assignment under the Assignment Agreement described above, ULURU, TPT, Sacks, and IPMD entered into an Implementation Agreement (the “Implementation Agreement”) pursuant to which we consented and agreed to the assignment of the Warrants to TPT and Sacks.  We also agreed to issue and facilitate the delivery of the shares of Common Stock under the Warrants to TPT and Sacks upon their payment of the corresponding purchase price due under the Warrants.  Under the terms of the Warrants, Sacks made payments of $450,000 on each of January 31, 2014 and February 28, 2014 and the Company issued 750,000 shares of Common Stock to him on each date, respectively. On March 31, 2014, Sacks made a payment of $150,000 and TPT made a payment of $300,000 and the Company issued 250,000 and 500,000 shares of Common Stock to each party, respectively.  Of the 3,000,000 shares of Common Stock issuable under the Warrants, the Implementation Agreement provides for Sacks to acquire 2,000,000 shares (750,000 on each of January 31 and February 28 and 250,000 on each of March 31 and April 30) and TPT to acquire 1,000,000 shares (500,000 on each of March 31 and April 30).

Convertible Debt Transactions with Related Person

Convertible Note – July 2011

On July 28, 2011, we completed a convertible debt financing for $125,000 with Mr. Kerry P. Gray, the Company’s Chairman, President, and Chief Executive Officer (the “July 2011 Note”).  The July 2011 Note bears interest at the rate of 10.0% per annum, with annual payments of interest commencing on July 1, 2012.  The full amount of principal and any unpaid interest will be due on July 28, 2014.  The outstanding principal balance of the July 2011 Note may be converted into shares of the Company’s Common Stock, at the option of the note holder and at any time, at a conversion price of $1.08 per share or 115,741 shares of Common Stock.  We may force conversion of the July 2011 Note if our Common Stock trades for a defined period of time at a price greater than $2.16.  The July 2011 Note is collateralized by the grant of a security interest in the inventory, accounts receivables and capital equipment held by the Company.  The securities issuable on conversion have not been registered under the Securities Act of 1933 and may not be sold absent registration or an applicable exemption from the registration requirements.  As part of the convertible debt financing, Mr. Gray also received a warrant to purchase up to 34,722 shares of the Company’s Common Stock.  The warrant has an exercise price of $1.08 per share and is exercisable at any time until July 28, 2016.

On July 3, 2012, the Company and Mr. Gray entered into a Modification Agreement for the purpose of deferring the annual payment of interest due on July 1, 2012 of $11,542 until such time as Mr. Gray provides written notice to us with such notice being no less than 15 days prior to the relevant payment date.  Moreover, the parties agreed that no Event of Default under the July 2011 Note occurred as a result of any failure by us to make the annual payment of interest due on July 1, 2012.  Commencing on July 1, 2012, interest at the rate of 12.0% per annum accrued on the deferred interest payment of $11,542 until the relevant payment date.  On September 5, 2013, we remitted to Mr. Gray the annual interest due on July 1, 2012 of $11,542 and accrued interest thereon of $1,643.

On July 1, 2013, the Company and Mr. Gray entered into a Modification Agreement for the purpose of deferring the annual payment of interest due on July 1, 2013 of $12,501 until such time as Mr. Gray provides written notice to us with such notice being no less than 15 days prior to the relevant payment date.  Moreover, the parties agreed that no Event of Default under the July 2011 Note occurred as a result of any failure by us to make the annual payment of interest due on July 1, 2013.  Commencing on July 1, 2013, interest at the rate of 12.0% per annum accrued on the deferred interest payment of $12,501 until the relevant payment date.  On October 28, 2013, we remitted to Mr. Gray the annual interest due on July 1, 2013 of $12,501 and accrued interest thereon of $492.

Convertible Note – June 2011

On June 13, 2011, we completed a $140,000 convertible debt financing with Mr. Gray (the “June 2011 Note”).  The June 2011 Note bears interest at the rate of 10% per annum, with annual payments of interest commencing on July 1, 2012.  The full amount of principal and any unpaid interest will be due on June 13, 2014.  The outstanding principal balance of the June 2011 Note may be converted into shares of the Company’s Common Stock, at the option of the note holder and at any time, at a conversion price of $1.20 per share or 116,667 shares of Common Stock.  We may force conversion of the convertible note if our Common Stock trades for a defined period of time at a price greater than $1.80.  The June 2011 Note is collateralized by the grant of a security interest in the inventory, accounts receivables, and capital equipment held by the Company.  The securities issuable on conversion have not been registered under the Securities Act of 1933 and may not be sold absent registration or an applicable exemption from the registration requirements.  As part of the convertible debt financing, Mr. Gray also received a warrant to purchase up to 35,000 shares of the Company’s Common Stock.  The warrant has an exercise price of $1.20 per share and is exercisable at any time until June 13, 2016.

On July 3, 2012, the Company and Mr. Gray entered into a Modification Agreement for the purpose of deferring the annual payment of interest due on July 1, 2012 of $14,653 until such time as Mr. Gray provides written notice to us with such notice being no less than 15 days prior to the relevant payment date.  Moreover, the parties agreed that no Event of Default under the June 2011 Note occurred as a result of any failure by us to make the annual payment of interest due on July 1, 2012.  Commencing on July 1, 2012, interest at the rate of 12.0% per annum accrued on the deferred interest payment of $14,653 until the relevant payment date.  On September 5, 2013, we remitted to Mr. Gray the annual interest due on July 1, 2012 of $14,653 and accrued interest thereon of $2,080.

On July 1, 2013, the Company and Mr. Gray entered into a Modification Agreement for the purpose of deferring the annual payment of interest due on July 1, 2013 of $14,001 until such time as Mr. Gray provides written notice to us with such notice being no less than 15 days prior to the relevant payment date.  Moreover, the parties agreed that no Event of Default under the June 2011 Note occurred as a result of any failure by us to make the annual payment of interest due on July 1, 2013.  Commencing on July 1, 2013, interest at the rate of 12.0% per annum accrued on the deferred interest payment of $14,001 until the relevant payment date.  On October 28, 2013, we remitted to Mr. Gray the annual interest due on July 1, 2013 of $14,001 and accrued interest thereon of $553.

DIRECTOR COMPENSATION

Each director who is not also our employee is entitled to receive stock option awards to purchase a number of shares of our Common Stock, as determined by the Board.  In addition, we reimburse each director, whether an employee or not, the expenses of attending Board and committee meetings.

On March 20, 2013, the Board approved stock option grants to Messrs. Gray, Davis, Kerschbaumer, Kuehne, and Stone to purchase shares of Common Stock of 250,000, 75,000, 100,000, 100,000, and 75,000, respectively, with an exercise price of $0.33 per share and an expiration date of March 20, 2023.  The stock option grant issued to Mr. Gray became exercisable with respect to 100,000 shares of the Company’s Common Stock on March 20, 2013 and will become exercisable with respect to an additional 150,000 shares of the Company’s Common Stock over a three year period with the vesting of such additional shares of the Company’s Common Stock being determined every nine months upon a review and evaluation by the Company’s Compensation Committee of Mr. Gray’s contribution to the progress of the Company’s business plan.  The stock option grants issued to Mr. Davis will become exercisable over an eighteen month period with 25,000 shares of the Company’s Common Stock vesting on September 20, 2013, March 20, 2014, and September 20, 2014, respectively.  The stock option grants issued to Messrs. Kerschbaumer and Kuehne will become exercisable over a two year period with 25,000 shares of the Company’s Common Stock vesting on September 20, 2013, March 20, 2014, September 20, 2014, and March 20, 2015, respectively.

Compensation

Other than Kerry P. Gray, whose compensation is disclosed above, the following table sets forth information regarding the compensation we paid to our directors in 2013:

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total
Jeffrey B. Davis	---	---	$9,457	---	---	$9,457

Helmut Kerschbaumer	---	---	$9,456	---	---	$9,456

Klaus Kuehne	---	---	$9,456	---	---	$9,456

Jeffrey A. Stone (3)	---	---	---	---	---	---

(1)
On March 20, 2013 stock option grants were issued to Messrs. Davis, Kerschbaumer, Kuehne, and Stone to purchase shares of Common Stock of 75,000, 100,000, 100,000, and 75,000, respectively, with an exercise price of $0.33 per share and an expiration date of March 20, 2013.  The stock option grants issued to Mr. Davis will become exercisable over an eighteen month period with 25,000 shares of the Company’s Common Stock vesting on September 20, 2013, March 20, 2014, and September 20, 2014, respectively.  The stock option grants issued to Messrs. Kerschbaumer and Kuehne will become exercisable over a two year period with 25,000 shares of the Company’s Common Stock vesting on September 20, 2013, March 20, 2014, September 20, 2014, and March 20, 2015, respectively.

(2)
The amounts shown do not reflect compensation actually received by our directors or the actual value that may be recognized by the directors with respect to these awards in the future.  Instead, the amounts in this column represent the Black-Scholes fair value of options that we recorded as expense in 2013.  The fair value on the date of grant for the stock option awards to Messrs. Davis, Kerschbaumer, Kuehne, and Stone was $18,101, $24,134, $24,134, and $18,101, respectively.  For a description of the assumptions used to determine the fair value of options recorded as expense in 2013 and the grant date fair value of options granted in 2013, see Note 16 to our Consolidated Financial Statement in our Annual Report on Form 10-K for the year ended December 31, 2013, except that, as required by SEC regulations, the amounts included herein do not reflect any assumed forfeitures.

(3)	On June 13, 2013, Jeffrey A. Stone did not stand for re-election as a Director of the Company; therefore the stock option grant issued to Mr. Stone on March 20, 2013 was forfeited.

Option Exercises in 2013

There were no exercises of stock options by our directors during the 2013 fiscal year.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table sets forth information regarding all outstanding stock option awards for each of our directors as of December 31, 2013, other than Kerry P. Gray, whose compensation is disclosed above.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Jeffrey B. Davis	10,000	---	$24.75	12/13/2016
	1,667	---	$74.24	05/08/2017
	3,334	---	$20.70	05/15/2018
	1,667	---	$13.80	06/19/2018
	26,668	6,666	$2.55	04/26/2020
	25,000	50,000	$0.33	03/20/2023

Helmut Kerschbaumer	25,000	75,000	$0.33	03/20/2023

Klaus Kuehne	25,000	75,000	$0.33	03/20/2023

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is presently composed of two directors; Jeffrey B. Davis and Helmut Kerschbaumer.  The Compensation Committee makes recommendations to the Board regarding executive compensation matters, including decisions relating to salary and annual incentive payments and grants of stock options.  During the 2013 fiscal year, no executive officer of the Company served as a member of the board of directors or compensation committee, or other committees serving an equivalent function, of any entity that has one or more of its executive officers serving as a member of our Board or our Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board operates under a written charter adopted by the Board, which charter is available on the Company’s website at www.uluruinc.com under the heading “Investor Relations.” Presently, the Audit Committee is composed of one non-employee director.  The Board has determined that Mr. Davis is independent under applicable SEC and NASDAQ rules and regulations. In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the Company’s independent accountants the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to that firm’s independence.

The Audit Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee met with and without management present, and discussed and reviewed the results of the independent accountants’ examination of the Company’s financial statements.

Based upon the Audit Committee’s review of the independent financial statements and discussion with management, review of materials provided by and discussions with the independent accountants, and the Audit Committee’s review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board that the Company include the audited consolidated financial statements in its Annual Report on Form 10-K for the 2013 fiscal year for filing with the SEC.

The Audit Committee also recommended the appointment of Lane Gorman Trubitt, PLLC as our independent accountants for the fiscal year 2014 and the Board concurred with such recommendation.

AUDIT COMMITTEE

Jeffrey B. Davis, Chairman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of March 31, 2014, as to (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the Company’s Common Stock; (2) each of our directors; (3) each named executive officer; and (4) all directors and executive officers of the Company as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted. Unless otherwise indicated, the address of each stockholder listed in the table is c/o ULURU Inc., 4452 Beltway Drive, Addison, Texas 75001.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. All shares of Common Stock subject to options or warrants exercisable within 60 days of March 31, 2014 are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 23,588,110 shares of Common Stock outstanding as of March 31, 2014.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class

5% or Greater Stockholders:
IPMD / Sacks / TPT (1)(2)	8,000,000	33.9%
Kerry P. Gray, Chairman, Director, Chief Executive Officer, President (3)(4)	2,519,641	10.2%

Directors and Named Executive Officers:
Kerry P. Gray, Chairman, Director, Chief Executive Officer, President (3)(4)	2,519,641	10.2%
Jeffrey B. Davis, Director (5)	100,004	*
Helmut Kerschbaumer (6)	50,000	*
Klaus Kuehne (7)	50,000	*
Terrance K. Wallberg, Chief Financial Officer, Vice President (8)	292,925	1.2%

Directors and Executive Officers as a Group (5 persons) (9)	3,012,570	12.0%

* Less than 1% of the total outstanding Common Stock.

(1)
The address for IPMD GmbH ("IPMD") is Schreyvogelgasse 3/5, 1010 Wien, Vienna, Austria.  The address for Mr. Michael I. Sacks (“Sacks”) is 11th Floor, Sandton City Office Towers, Sandhurst, Ext 3, Sandton, 2196, South Africa.  The address for The Punch Trust (“TPT”) is c/o Clermont Corporate Services Limited, Nerine Chambers, P.O. Box 905, Road Town, Tortola, British Virgin Islands.

(2)
On January 31, 2014, Mr. Sacks (“Sacks”) entered into an Assignment Agreement (the “Assignment Agreement”) with IPMD and The Punch Trust (“TPT”) (collectively, the “Investors”) pursuant to which IPMD assigned to Mr. Sacks and TPT its rights and interests to purchase up to 3,000,000 shares of Common Stock in ULURU as detailed in a certain warrant, dated December 21, 2012, as amended (the “Warrants”). The Warrants provide for the issuance of 750,000 shares of Common Stock on each of January 31, 2014, February 28, 2014, March 31, 2014 and April 30, 2014 in exchange for the payment of $450,000 on each such date. Concurrent with the assignment under the Assignment Agreement, the Investors entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) pursuant to which the Investors agreed to a procedure to determine how to vote with respect to proposals at a meeting of stockholders or pursuant to written consents of stockholders.  The procedure will not apply with respect to IPMD’s rights related to the appointment of at least two directors to the board of ULURU, which will remain at IPMD’s discretion. The Investors have also granted rights of first refusal and co-sale rights to each other with respect to their interests in ULURU.  IPMD has also provided Mr. Sacks and TPT with the right to purchase IMPD’s interest in ULURU in the event of an IPMD change of control.  As a result of the Stockholders’ Agreement, Sacks, TPT and IMPD have formed a “group” within the meaning of Section 13d(3) of the Securities Exchange Act of 1934 and may be deemed to beneficially own an aggregate of 8,000,000 shares of Common Stock, representing approximately 33.9% of the issued and outstanding shares of Common Stock.  Subject to the Stockholders Agreement, a board of directors has voting power with respect to the Common Stock held by IPMD, Sacks has voting power with respect to Common Stock held by Sacks and the trustee of TPT, Clermont Corporate Services Limited, has voting power with respect to Common Stock held by TPT.  Sacks has sole dispositive power only with respect to shares of Common Stock he holds directly (presently assumed to be 2,000,000), TPT has sole dispositive power only with respect to shares of Common Stock it holds directly (presently assumed to be 1,000,000) and IMPD has sole dispositive power only with respect to 5,000,000 shares of Common Stock it holds directly.  None of these parties shares any dispositive power with respect to the Common Stock.

(3)
Includes 50,000 shares held by Kerry P. Gray, Trustee for benefit of Michael J. Gray and 50,000 shares held by Kerry P. Gray, Trustee for benefit of Lindsay K. Gray. Mr. Gray disclaims beneficial ownership of such shares.

(4)
Includes 232,408 shares of Common Stock issuable upon conversion of two convertible promissory notes, 669,722 shares of Common Stock issuable on exercise of warrants, and 250,000 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 31, 2014.

(5)	Includes 100,004 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 31, 2014.
(6)	Includes 50,000 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 31, 2014.
(7)	Includes 50,000 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 31, 2014.
(8)
Includes 60,000 shares of Common Stock issuable on exercise of warrants and 108,668 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 31, 2014.

(9)
Includes 232,408 shares of Common Stock issuable upon conversion of two convertible promissory notes, 729,722 shares of Common Stock issuable on exercise of warrants, and 558,672 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 31, 2014.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of independent auditors will be approved annually by the Audit Committee and generally ratified by our stockholders. The Audit Committee reviews and approves both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has authorized the engagement of Lane Gorman Trubitt, PLLC, who we refer to as Lane Gorman, as our independent auditors for the year ending December 31, 2014.  Lane Gorman has been the Company’s independent registered public accounting firm since March 29, 2007.  Representatives of Lane Gorman are not expected to be present at the Meeting and, as a result, will not have an opportunity to make a statement or respond to questions.

Audit and Non-Audit Fees

The following table summarizes the fees billed by our principal independent auditors for each of our last two fiscal years.
	Years Ended December 31,
Nature of Service	2013		2012
Audit fees (1)		$46,000		$44,090
Audit related fees (2)		$17,987		$16,651
Tax fees (3)	$	---	$	---
All other fees (4)		$1,092		$3,630

(1)
Consists of fees billed for the audit of our annual financial statements, review of our Form 10-K, and services that are normally provided by the accountant in connection with year-end statutory and regulatory filings or engagements.

(2)
Consists of fees billed for the review of our quarterly financial statements, review of our Forms 10-Q and 8-K and services that are normally provided by the accountant in connection with non year end statutory and regulatory filings and engagements.

(3)
Consists of fees and professional services for tax compliance, tax advice, and tax planning.  The Company does not use its principal accountants to provide tax services.  McGuiness and Hodavance, CPA billed $1,500 and $1,500 for tax return preparation for 2013 and 2012, respectively.

(4)
The services provided by our principal accountants within this category consisted of advice and other services relating to SEC matters, registration statement review, internal controls, accounting issues and client conferences.

Pre-Approval Policy of Audit and Non-Audit Services

The Audit Committee charter requires the Audit Committee to approve all audit engagement fees and services and all permissible non-audit engagement fees and services with the independent auditor.  The Audit Committee may delegate the pre-approval of permissible non-audit services to a single member of the Audit Committee.  The Audit Committee provides a general pre-approval of certain audit and non-audit services on an annual basis.  The types of services that may be covered by a general pre-approval include other audit services, audit-related services, tax services and permissible non-audit services.  If a type of service is not covered by the Audit Committee’s general pre-approval, the Audit Committee, or one of its members, must review the service on a specific case-by-case basis and pre-approve it if such service is to be provided by the independent auditor.  Annual audit services engagement fees and services require specific pre-approval of the Audit Committee.  Any proposed services exceeding pre-approved costs also require specific pre-approval by the Audit Committee or one of its members.  For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the Securities and Exchange Commission’s rules on auditor independence.  All services of the independent auditor were approved by the Audit Committee, and no approval was made in reliance on the Company’s pre-approval policy.

THE BOARD AND AUDIT COMMITTEE RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF LANE GORMAN TRUBITT, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF LANE GORMAN TRUBITT, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

RATIFICATION BY STOCKHOLDERS IS NOT REQUIRED.  IF PROPOSAL 2 IS NOT APPROVED BY THE STOCKHOLDERS, THE BOARD DOES NOT PLAN TO CHANGE THE APPOINTMENT FOR FISCAL YEAR 2014 BUT WILL CONSIDER SUCH VOTE IN SELECTING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015.

PROPOSAL 3

PROPOSED AMENDMENT OF
THE COMPANY’S 2006 EQUITY INCENTIVE PLAN

The Board has authorized, subject to stockholder approval, an amendment to the Equity Incentive Plan to increase in the number of shares available for issuance under the Company’s Equity Incentive Plan from 1,800,000 to 2,800,000 shares. The amendment would make no other changes to the Equity Incentive Plan. The Board believes that this increase in the number of shares to be included in Equity Incentive Plan is appropriate given the number of currently outstanding awards under Equity Incentive Plan and shares of Common Stock outstanding.

Overview of Equity Incentive Plan

In March 2006, the Board adopted and our stockholders approved the Equity Incentive Plan, which initially provided for the issuance of up to 133,333 shares of our Common Stock pursuant to stock options and other equity awards.  At the annual meetings of the stockholders held on May 8, 2007, December 17, 2009, June 15, 2010, June 14, 2012, and June 13, 2013, our stockholders approved amendments to the Equity Incentive Plan to increase the total number of shares of Common Stock issuable under the Equity Incentive Plan by 266,667 shares, 200,000 shares, 200,000 shares, 400,000 shares, and 600,000 shares, respectively, to a total of 1,800,000 shares.

In December 2006, we began issuing stock options to employees, consultants, and directors.  The stock options issued generally vest over a period of one to four years and have a maximum contractual term of ten years.  In January 2007, we began issuing restricted stock awards to our employees.  Restricted stock awards generally vest over a period of six months to five years after the date of grant.  Prior to vesting, restricted stock awards do not have dividend equivalent rights, do not have voting rights, and the shares underlying the restricted stock awards are not considered issued and outstanding.  Shares of Common Stock are issued on the date the restricted stock awards vest.

Purpose

The purpose of Equity Incentive Plan is to provide additional incentive to employees, officers,  directors and consultants of the Company.  It is intended that awards granted under Equity Incentive Plan strengthen the desire of such persons to remain in the employ or act as directors of the Company and stimulate their efforts on behalf of the Company.  The purpose of the proposed amendment is to provide the Company with additional capacity to grant awards to existing personnel and to attract qualified new employees, directors, advisers and consultants through award grants.

Administration

The Equity Incentive Plan is administered by a committee of non-employee members of the Board, chosen by the Board, and is currently administered by the Compensation Committee.  The Compensation Committee has the authority to determine those individuals to whom stock options or other equity awards should be granted, the number of shares to be covered by each award, the exercise price, the type of award, the award period, the vesting restrictions, if any, with respect to exercise of each award, the terms for payment of the exercise price and other terms and conditions of each award.

The Board or a committee of the Board has the authority to construe, interpret, amend and modify our Equity Incentive Plan as well as to determine the terms of an award.  Our Board may amend or modify our Equity Incentive Plan at any time.  However, no amendment or modification shall adversely affect the rights and obligations with respect to outstanding awards unless the holder consents to that amendment or modification.

Eligibility

Awards may be granted to officers, directors, employees, and non-employee service providers of the Company.  As of March 31, 2014, there are a total of nine officers, directors, and employees eligible to participate in such plan, in addition to a potentially unlimited number of non-employee service providers.  No election by any such person is required to participate in Equity Incentive Plan.

Types of Awards

Our Equity Incentive Plan permits us to grant stock options, stock appreciation rights, restricted stock and other stock-based awards to our employees, officers, directors, and non-employee service providers.  A stock option may be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (“Code”) or a non-statutory stock option.

In general, the duration of a stock option granted under our Equity Incentive Plan cannot exceed ten years.  The exercise price of a statutory incentive stock option cannot be less than 100% of the fair market value of the Common Stock on the date of grant.  A non-statutory stock option may be granted with an exercise price as determined by the Board or a committee of the Board; however, due to penalties under Section 409A of the Code associated with grants with an exercise price below fair market value of the Common Stock on the date of grants, all non-statutory options are have an exercise price equal to or greater than the fair market value of the Common Stock on the date of grant.  A statutory incentive stock option may not be transferred, but a non-statutory stock option may be transferred as permitted in an individual stock option agreement and by will or the laws of descent and distribution.

Statutory incentive stock options may be granted only to our employees.  The aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to which such incentive stock options are exercisable for the first time by an optionholder during any calendar year under our Equity Incentive Plans may not exceed $100,000 or such other amount permitted under Section 422 of the Code.  A statutory incentive stock option granted to a person who at the time of grant owns or is deemed to own more than 10% of the total combined voting power of all classes of our outstanding stock or any of our affiliates must have a term of no more than five years and an exercise price that is at least 110% of fair market value at the time of grant.

The Equity Incentive Plan administrator determines the term of stock options granted under our Equity Incentive Plan, up to a maximum of ten years, except in the case of certain statutory incentive stock options, as described above.  Unless the terms of an optionee's stock option agreement or employment agreement provide otherwise, if an optionee's relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionee may exercise any vested options for a period of ninety days following the cessation of service.  Unless the terms of an optionee's stock option agreement or service agreement provide otherwise, if an optionee's service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionee dies within a certain period following cessation of service, the optionee or a beneficiary may exercise any vested options for a period of 12 months in the event of disability or death.  The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws.  In no event, however, may an option be exercised beyond the expiration of its term.

Payment for shares purchased upon exercise of an option must be made in full in cash or by check, by payment through a broker in accordance with Regulation T of the Federal Reserve Board or by such other mode of payment as the Committee may approve, including payment in whole or in part in shares of the Common Stock, when the option is exercised. No incentive stock option is transferable and no non-qualified stock option is transferable (see discussion above) except by will or the laws of descent and distribution.

Stock appreciation rights ("SARs") granted under our Equity Incentive Plan entitle the holder to receive, subject to the provisions of the Equity Incentive Plan and an award agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the fair market value of a share of our Common Stock on the exercise date over (B) the base price per share specified in the award agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised.  Payment of the amount receivable by a holder upon any exercise of a SAR may be made by the delivery of shares of our Common Stock or cash, or any combination of shares and cash, as determined by the plan administrator.  SARs are transferable only as provided for in the award agreement.  No SARs were granted or are outstanding as of March 31, 2014.

Restricted stock awards and stock unit awards granted under our Equity Incentive Plan entitle the holder (i) in the case of restricted stock awards, to acquire shares of our Common Stock and (ii) in the case of stock unit awards, to be paid the fair market value of our Common Stock on the exercise date.  Stock unit awards may be settled in shares of Common Stock, cash or a combination thereof, as determined by the plan administrator.  Restricted stock awards and stock unit awards may be subject to vesting periods and other restrictions and conditions as the plan administrator may include in an award agreement.  Unvested restricted stock awards and stock units may not be transferred except as set forth in an award agreement.  As of March 31, 2014, no stock unit awards were granted or outstanding and no restricted stock awards were outstanding.

Award agreements for restricted stock awards specify the applicable restrictions on the shares of Common Stock subject to a given award, the duration of such restrictions and the times at which such restrictions lapse with respect to all or a specified number of shares.  Notwithstanding the foregoing, the plan administrator may reduce or shorten the duration of any restriction applicable to any shares of Common Stock awarded to any holder.  A holder's rights as a stockholder with respect to the shares of restricted stock awarded are specified in an award agreement.

Award agreements for stock unit awards specify the number and terms and conditions of such stock units, as well as the manner in which such stock units may be exercised and the holder's rights as a stockholder with respect to such stock units.

Shares Subject to Equity Incentive Plan

The shares issued or to be issued under Equity Incentive Plan are shares of the Common Stock.  As of the date hereof, no more than 1,800,000 shares could be issued under Equity Incentive Plan.  The purpose of the proposed amendment is to increase the number of shares than can be issued under the Equity Incentive Plan to 2,800,000.   The limit is subject to future adjustment for stock dividends, stock splits or other changes in the Company’s capitalization.

As of March 31, 2014, we had granted options to purchase 1,376,167 shares of Common Stock since the inception of the Equity Incentive Plan, of which 1,014,907 were outstanding at a weighted average exercise price of $2.12 per share, and we had granted awards for 68,616 shares of restricted stock since the inception of the Equity Incentive Plan, of which none were outstanding.  As of March 31, 2014, there were 715,647 shares that remained available for future grants under our Equity Incentive Plan.

The following table sets forth the outstanding stock options or rights that have been authorized under equity compensation plans as of March 31, 2014.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2006 Equity Incentive Plan	1,014,907	$2.12	715,647

Equity compensation plans not approved by security holders	-0-	n/a	-0-

Total	1,014,907	$2.12	715,647

Tax Considerations

The following is a brief and general discussion of the Federal income tax rules applicable to awards under the Equity Incentive Plan.  With respect to an incentive stock option, an employee will generally not be taxed at the time of grant or exercise, although exercise of an incentive option will give rise to an item of tax preference that may result in an alternative minimum tax. If the employee holds the shares acquired upon exercise of an incentive stock option until at least one year after issuance and two years after the option grant, he or she will have long-term capital gain (or loss) based on the difference between the amount realized on the sale or disposition and his or her option price. If these holding periods are not satisfied, then upon disposition of the shares the employee will recognize ordinary income equal, in general, to the excess of the fair market value of the shares at time of exercise over the option price, plus capital gain in respect of any additional appreciation. With respect to a non-qualified option, an employee will not be taxed at the time of grant; upon exercise, he or she will generally realize compensation income to the extent the then fair market value of the stock exceeds the option price. The Company will generally have a tax deduction to the extent that, and at the time that, an employee realizes compensation income with respect to an award.

Any tax deductions the Company may be entitled to in connection with awards under the Equity Incentive Plan may be limited by the $1 million limitation under Section 162(m) of the Code on compensation paid to any of our chief executive officer or other officers whose compensation is required to be disclosed in this Proxy Statement. This limitation is further discussed in this Proxy Statement in the Compensation Committee Discussion on Executive Compensation.

For purposes of this summary, we have assumed that no award will be considered “deferred compensation” as that term is defined for purposes of the federal tax rules governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of a non-qualified stock option with an exercise price which is less than the market value of the stock covered by the option would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of these tax rules, then any deferred compensation component of the award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

Each award recipient should consult his or her tax advisor or seek advice based on the recipient’s particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2006 EQUITY INCENTIVE PLAN.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S Equity Incentive Plan.

Proposal 3 will be approved if the votes, in person or by proxy, in favor of the proposal exceed the votes against the proposal.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any matters to be presented for consideration at the Meeting other than those referred to above. If (i) any matters not within the knowledge of the Board as of the date of this Proxy Statement should properly come before the Meeting; (ii) a person not named herein is nominated at the Meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (iii) any proposals properly omitted from this Proxy Statement and the form of proxy, subject to applicable laws and our Articles of Incorporation and Bylaws, should come before the Meeting; or (iv) any matters should arise incident to the conduct of the Meeting, then the proxies will be voted by the persons named in the enclosed form of proxy, or their substitutes acting thereunder, in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

The Company’s 2015 annual meeting of stockholders is expected to be held on or about Thursday, June 4, 2015.  The Board will make provisions for the presentation of proposals submitted by eligible stockholders who have complied with the relevant rules and regulations of the SEC.  In accordance with such rules, a proposal must normally be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, or January 26, 2015.  To be included in our proxy materials solicited for the 2015 annual meeting, your proposal must satisfy the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, our bylaws require that any stockholder seeking to present a proposal at the 2015 annual meeting or nominate a candidate for election to the board of directors at the 2015 annual meeting, must give complete and timely written notice to the Secretary of the Company.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders.  Moreover, any such notice must include, among other things, (i) the information required to be disclosed in solicitations of proxies with respect to the matter pursuant to Regulation 14A of the Exchange Act, (ii) a brief description of the business desired to be brought before the Meeting and the reasons for conducting such business at the meeting, (iii) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by certain affiliates of such stockholder, (iv) any material interest of the stockholder or any such affiliate in such business, including all arrangements, agreements and understandings with the stockholder or such affiliate in connection with the proposed business.

If a stockholder desires to nominate a person for election as a director, the stockholder is required to provide in such notice, among other things, (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (ii) the name and address, as they appear on the Company’s books, of such stockholder, (iii) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by certain affiliates of such stockholder and (iv) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any such affiliate has the right to vote any security of the Company.  If any stockholder’s proposal or nomination is not timely and properly made in accordance with the procedures set forth in the Company’s bylaws then it will be defective and may not be brought before the Company’s 2015 annual meeting.

Pursuant to rules adopted by the Commission, if a shareholder intends to propose any matter for a vote at the Company’s annual meeting of shareholders to be held in 2015, but fails to notify the Company of that intention prior to March 8, 2015 then a proxy solicited by the Board may be voted on that matter in the discretion of the proxy holder, without discussion of the matter in the Proxy Statement soliciting the proxy and without the matter appearing as a separate item on the proxy card.

UNDERTAKING TO PROVIDE FORM 10-K

Our Annual Report on Form 10-K for the 2013 fiscal year is available without charge to each stockholder, upon written request to the Company, c/o Investor Relations, at our principal executive offices at 4452 Beltway Drive, Addison, Texas 75001 and is also available on our website at http://www.uluruinc.com under the heading “Investor Information: SEC Documents”.

APPENDIX - A

ULURU Inc.

SIXTH AMENDMENT
TO THE
2006 EQUITY INCENTIVE PLAN

WHEREAS, 1,800,000 shares of Common Stock, par value $0.001 per share, of ULURU Inc., a Nevada corporation (the “Company”), are currently reserved under the Company’s 2006 Equity Incentive Plan (the “Plan”); and

WHEREAS, the stockholders of the Company voted on June 5, 2014 during the Company’s annual stockholders meeting to approve and authorize this Sixth Amendment to the Plan, pursuant to which the number of shares reserved under the Plan shall be increased as set forth herein.

NOW THEREFORE, the Plan is hereby amended as follows:

In Section 1.3 of the Plan, the number “1,800,000” is hereby deleted and replaced with the number “2,800,000.”

Except as expressly set forth above, all of the terms and provisions of the Plan shall remain in full force and effect and all references to the Plan shall hereinafter be deemed to be references to the Plan as amended by this Fourth Amendment.

/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President, Chief Financial Officer, Secretary & Treasurer

ULURU INC. 4452 BELTWAY DRIVE ADDISON, TX 75001
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐

1.	Election of Directors Nominees

01	Jeffrey B. Davis	02	Kerry P. Gray	03	Helmut Kerschbaumer	04	Klaus Kuehne

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2	Proposal to ratify the appointment of Lane Gorman Trubitt, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

3	Proposal to amend the Company's 2006 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com.

ULURU INC.
4452 Beltway Drive, Addison, Texas 75001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder, having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 22, 2014, and revoking any proxy heretofore given, hereby appoints each of Kerry P. Gray and Terrance K. Wallberg, or either of them, Proxies of the undersigned with full power of substitution, to vote all shares of Common Stock of ULURU Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held Thursday, June 5, 2014 at 10:00 a.m., local time, at the offices of ULURU Inc., 4452 Beltway Drive, Addison, Texas 75001, (214) 905-5145, or any postponement or adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made with respect to any matter, this Proxy will be voted FOR each Director nominee listed in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the named Proxies are authorized to vote on any other matters which may properly come before the Annual Meeting or any postponement or adjournment thereof as set forth in the Proxy Statement.

Continued and to be signed on reverse side